                                    TRUST
                                   --------
                              for Credit Unions






                                   Prospectus

                             December 30, 1997

                             MONEY MARKET PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                                      and
                         MORTGAGE SECURITIES PORTFOLIO

                            TRUST FOR CREDIT UNIONS

                               ----------------

  Trust for Credit Unions (the "Fund") is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions and credit union service organizations. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios, which include: the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Port-folios"). The Money Market Portfolio's objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Money Market Portfolio invests in high quality money market instruments authorized under the Federal Credit Union Act. The Government Se-curities Portfolio's objective is to achieve a high level of current income, consistent with low volatility of principal. The Government Securities Portfo-lio invests primarily in obligations of the United States Government ("U.S. Government"), its agencies, instrumentalities or sponsored enterprises autho-rized under the Federal Credit Union Act with a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security. The Mortgage Securities Portfolio's objective is to achieve a high level of current income, consistent with relatively low vol-atility of principal. The Mortgage Securities Portfolio invests primarily in privately issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a nationally recognized statis-tical rating organization ("NRSRO") and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or spon-sored enterprises. The Mortgage Securities Portfolio's maximum duration will not exceed that of a 3-year U.S. Treasury security and its target duration will be equal to that of a 2-year U.S. Treasury security. With respect to the Government Securities Portfolio and the Mortgage Securities Portfolio, it is expected that over the long term the volatility of each Portfolio will be low in relation to longer-term bond funds; however, there may be a loss of princi-pal.

                                                       (continued on next page)

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER UNIT AT $1.00, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued from previous page)

  Goldman, Sachs & Co., through Goldman Sachs Asset Management, a separate op-erating division, serves as the Fund's investment adviser. Goldman, Sachs & Co. also serves as the transfer agent. Callahan Credit Union Financial Serv-ices Limited Partnership serves as the Fund's administrator. Callahan Finan-cial Services, Inc., the general partner of Callahan Credit Union Financial Services Limited Partnership, and Goldman, Sachs & Co. serve as the Fund's co-distributors. This Prospectus dated December 30, 1997, which sets forth con-cisely the information about the Fund that a prospective investor ought to know before investing, should be retained for future reference.

A Statement of Additional Information (the "Additional Statement") dated the same date, containing further information about the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman, Sachs & Co. or Callahan Financial Services, Inc. by calling the applicable telephone number listed below.

GOLDMAN, SACHS & CO.               Toll Free.......................800-342-5828
Adviser and Co-Distributor                                       (800-DIAL-TCU)
One New York Plaza
New York, New York 10005


CALLAHAN CREDIT UNION FINANCIAL    Toll Free.......................800-237-5678
SERVICES LIMITED PARTNERSHIP
Administrator
c/o Callahan Financial Services, Inc.
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

CALLAHAN FINANCIAL SERVICES, INC.  Toll Free.......................800-237-5678
Co-Distributor
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS.................................................................    1
FEES AND EXPENSES..........................................................    5
FINANCIAL HIGHLIGHTS.......................................................    7
INVESTMENT OBJECTIVES AND PORTFOLIOS.......................................   10
DESCRIPTION OF INVESTMENTS.................................................   12
OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS......................   19
REPORTS TO UNITHOLDERS.....................................................   23
PURCHASE OF UNITS..........................................................   23
REDEMPTION OF UNITS........................................................   24
EXCHANGE PRIVILEGE.........................................................   26
INCOME.....................................................................   26
NET ASSET VALUE............................................................   27
TAXES......................................................................   28
MANAGEMENT.................................................................   29
PERFORMANCE AND YIELD INFORMATION..........................................   32
ADDITIONAL INFORMATION.....................................................   33

                                  HIGHLIGHTS

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered solely to state and federally chartered credit unions and credit union service organizations. Units of each of the Fund's Portfolios are designed to qualify as eligible investments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Units of the Portfolios, however, may or may not qualify as eligible investments for particular state chartered credit unions and credit union service organizations. The Fund encourages each state chartered credit union and credit union service organization to consult qualified legal counsel concerning whether the Portfolios are permissible investments under the laws applicable to it.

INVESTMENT OBJECTIVES AND PORTFOLIOS                        Pages 10 through 12

  The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of the Portfolios offered in this Prospectus.

    Money Market Portfolio--seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Money Market Portfolio invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) U.S. dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder, (c) repurchase agreements pertaining thereto and (d) federal funds.

    Government Securities Portfolio--seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act with a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security. The Government Securities Portfolio invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) repurchase agreements pertaining thereto and (c) short-term obligations that are permitted investments for the Money Market Portfolio. Under normal market and interest rate conditions, at least 65% of the total assets of the Government Securities Portfolio will consist of adjustable rate mortgage-backed obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. While there will be fluctuations in the net asset value of the Government Securities Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest.

    Mortgage Securities Portfolio--seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act with a maximum duration not to exceed that of a 3-year U.S. Treasury security and a target duration equal to that of a 2-year U.S. Treasury security. Under normal circumstances, the Mortgage Securities Portfolio will invest primarily (and at least 65% of its assets) in privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. These securities will include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities (collectively, "CMOs") as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The Mortgage Securities Portfolio may also invest in (a) other securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies, instrumentalities or sponsored enterprises thereof, (b) repurchase agreements pertaining thereto and (c) short-term obligations that are permitted investments for the Money Market Portfolio. The Mortgage Securities Portfolio seeks to provide investors with a higher level of current income than they could receive from a money market fund, and although the Portfolio's net asset value will fluctuate more than that of a portfolio of money market securities, it will attempt, through the purchase of securities with short or negative durations, to limit the effect of interest rate fluctuations on the Portfolio's net asset value. See "Risk Factors."

  Each Portfolio is represented by a separate series of units of beneficial interest and investors may elect to invest in any or all three Portfolios.

PURCHASE OF UNITS                                               Pages 23 and 24

  Purchases of units of any Portfolio may be made only by Federal Reserve wire. There is no minimum for initial or subsequent investments nor are minimum balances required.

  Orders for Money Market Portfolio units received and accepted before 3:00 p.m., New York time, on a Business Day (as such term is defined under "Additional Information") earn same day income if federal funds are received by 3:30 p.m., New York time, the same day. Orders for Government Securities Portfolio and Mortgage Securities Portfolio units received before 4:00 p.m., New York time, on a Business Day earn income commencing the next Business Day provided that federal funds have been received by the next Business Day.

REDEMPTION OF UNITS                                         Pages 24 through 26

  Redemptions of units of the Portfolios may be made at the net asset value next determined after the request therefor has been received by the Fund. Redemption requests with respect to Money Market Portfolio units so received before 3:00 p.m., New York time, on a Business Day normally provide same day federal funds at the unitholder's designated account. Redemption requests with respect to Government Securities Portfolio and Mortgage Securities Portfolio units so received before 4:00 p.m., New York time, normally provide federal funds on the next Business Day at the unitholder's designated account.

INCOME AND CAPITAL GAINS DISTRIBUTION POLICY                    Pages 26 and 27

  Dividends from net investment income are declared daily and paid monthly by each Portfolio of the Fund. The Fund intends that net realized capital gains, if any, after offset by any available capital loss carryforwards from prior years of each Portfolio will be declared at least annually as a dividend. In the case of the Money Market Portfolio, net short-term capital gains, if any, may be reflected in daily dividend declarations. In the case of the Government Securities Portfolio and the Mortgage Securities Portfolio, over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Portfolio's net investment income. In addition, from time to time in order to enhance stability of principal and to stabilize the monthly rate of distributions to unitholders, a portion of such dividends may constitute a return of capital. Unitholders of each Portfolio will receive dividends in additional units of that Portfolio or may elect to receive cash.

NET ASSET VALUE                                                 Pages 27 and 28

  The net asset value per unit of each Portfolio is determined by dividing the excess of the value of all securities and other assets over liabilities by the number of units outstanding. The Money Market Portfolio is valued on the basis of amortized cost, and will normally maintain a net asset value per unit of $1.00; however, there can be no assurance that the Money Market Portfolio will be able at all times to maintain a net asset value per unit of $1.00. The net asset value per unit of the Government Securities Portfolio and the Mortgage Securities Portfolio will fluctuate as the value of each Portfolio's assets changes in response to changing market rates of interest, principal prepayments and other factors.

INVESTMENT ADVISER                                              Pages 30 and 31

  Goldman, Sachs & Co., one of the largest international investment banking and brokerage firms in the United States, serves as the Fund's investment adviser and also provides certain administrative services. Goldman, Sachs & Co. provides its advisory services through Goldman Sachs Asset Management ("GSAM"), a separate operating division.

ADMINISTRATOR                                                           Page 31

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), a Delaware limited partnership in which 39 major credit unions are limited partners, acts as the administrator of the Fund. In this capacity, CUFSLP periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Fund and provides other administrative services to the Fund.

DISTRIBUTORS                                                    Pages 31 and 32

  Callahan Financial Services, Inc. ("CFS"), the general partner of CUFSLP, and Goldman, Sachs & Co. serve as co-distributors of units in each of the Fund's Portfolios.

RISK FACTORS

  Investments made by the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio entail certain risks. These include the possible failure of an obligor or counter-party (parties to whom a Portfolio has credit or performance exposure) to meet its commitments, adverse interest rate changes, adverse economic, real estate or unemployment trends, possible failure in the processing of transactions, risks associated with investments in foreign branches of U.S. banks, and the effects of prepayments on mortgage-related or other debt instruments. Mortgage-related securities, in particular, typically have frequent interest and principal payments, and are subject to principal prepayments. As a result, mortgage-related securities may be less effective than other types of debt securities as a means of "locking in" interest rates. Moreover, the rate of principal prepayments will frequently accelerate during periods of declining interest rates. As a result, when a Portfolio reinvests amounts representing scheduled and unscheduled payments of principal, it may receive a lower rate of interest.

  Each Portfolio's investments are interest rate sensitive. The Portfolios' performance will, therefore, depend in large part upon the ability of the investment adviser to respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns, while attempting to minimize the associated risks to investment capital. Operating results will also depend upon the availability of opportunities for the investment of the Portfolio's assets, including purchases and sales of suitable securities. The market value of securities held by the Portfolios, including mortgage-related securities, will generally decline during periods of increasing interest rates, and increase during periods of declining interest rates (although many mortgage-related securities will have less potential for capital appreciation during periods of declining rates than other debt securities).

  In the case of the Mortgage Securities Portfolio, privately-issued mortgage-related securities typically are not guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, but such securities generally are structured with one or more types of credit enhancement such as guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In addition, concentration in pools of mortgage-related securities sponsored by the same sponsor or serviced by the same servicer may involve certain risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

  Some mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; however, under certain interest rate and prepayment scenarios a Portfolio may nevertheless fail to recoup fully its investment in certain of these securities. In addition, certain securities held by a Portfolio may not be readily marketable and, therefore, may be illiquid. As indicated, one or more of the Fund's Portfolio's may, to the extent consistent with the Rules and Regulations of the National Credit Union Administration, invest in zero coupon bonds, collateralized mortgage obligations and other multi-class mortgage-related securities which present certain risks. See "Description of Investments" and "Other Investment Practices, Policies and Restrictions" for further information.

  The involvement of Goldman, Sachs & Co., and its affiliates, partners and officers, in the investment activities and business operations of the Fund may present certain potential conflicts-of-interest, as described under "Management--Investment Adviser and Transfer Agent."

                               FEES AND EXPENSES

  The following table illustrates all expenses and fees that unitholders of the Fund incur.

                        UNITHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases...................................... None
      Sales Load Imposed on Reinvested Dividends........................... None
      Redemption Fees...................................................... None
      Exchange Fees........................................................ None

                      ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average daily net assets after fee waivers and expense limitations)

                                                          GOVERNMENT  MORTGAGE
                                             MONEY MARKET SECURITIES SECURITIES
                                              PORTFOLIO   PORTFOLIO  PORTFOLIO
                                             ------------ ---------- ----------
Investment Advisory Fee (after fee waiv-
 ers)......................................      .06%        .20%       .20%
Administration Fee (after fee waivers).....      .02         .10        .05
Other Expenses (after expense limitations).      .04         .04        .05
                                                 ---         ---        ---
    Total Portfolio Operating Expenses (af-
     ter fee waivers and expense limita-
     tions)................................      .12%        .34%       .30%
                                                 ===         ===        ===

  The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The information is based on estimated expenses the Money Market Portfolio expects to incur during the current fiscal year. The expenses for the Government Securities and Mortgage Securities Portfolios reflect actual expenses incurred during the last fiscal year. During the last fiscal year, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio incurred the following expenses (expressed as a percentage of average net assets after fee waivers and expense limitations): investment advisory fees of .10%, .20% and .20%; administration fees of .04%,
 .10% and .05%; and other expenses of .04%, .04% and .05%, for total operating expenses of .18%, .34% and .30%, respectively. Had there been no fee waivers and expense limitations, the fees and expenses for the Money Market Portfolio for the last fiscal year would have been: investment advisory fees of .18%; administration fees of .10%; and other expenses of .05%, for total operating expenses of .33%. There were no waivers or reimbursements made for the Government Securities and Mortgage Securities Portfolios for the last fiscal year.

  Management fees for the Money Market Portfolio currently consist of an investment advisory fee to Goldman, Sachs & Co. payable monthly at annual rates equal to .20% of the first $300 million and .15% over $300 million of the average daily net assets of such Portfolio and an administration fee to CUFSLP payable monthly at an annual rate equal to .10% of the average daily net assets of such Portfolio. Effective July 1, 1997, Goldman, Sachs & Co. has voluntarily agreed to limit its advisory fee to .06% of the Portfolio's average daily net assets and CUFSLP has voluntarily agreed to limit its administration fee to .02%. Goldman, Sachs & Co. and CUFSLP have no current intention to, but may in the future, discontinue or modify any of such limitations at their discretion. In addition, CUFSLP will limit all expenses (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio to the extent the total annualized operating expenses exceed
 .20% of its average daily net assets.

  Management fees for the Government Securities Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. and an administration fee to CUFSLP payable monthly at annual rates equal to .20% and .10%, respectively, of the average daily net assets of such Portfolio. The Government Securities Portfolio bears the fees of Goldman, Sachs & Co. and CUFSLP referred to above as well as other expenses incurred in its operations. CUFSLP and Goldman, Sachs & Co. have each voluntarily agreed to limit the other ordinary operating expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses) of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Portfolio's average net assets, and Goldman, Sachs & Co. will reimburse expenses that exceed .10% up to .15% of the Portfolio's average net assets.

  Management fees for the Mortgage Securities Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. and an administration fee to CUFSLP payable monthly at annual rates equal to .20% and .05%, respectively, of the average daily net assets of the Portfolio. The Mortgage Securities Portfolio bears the fees of Goldman, Sachs & Co. and CUFSLP referred to above as well as other expenses incurred in its operations.

  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods based on the information presented above and assuming (a) a 5% annual rate of return and (b) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      Money Market Portfolio....................   $1     $ 4     $ 7     $15
      Government Securities Portfolio...........   $3     $11     $19     $43
      Mortgage Securities Portfolio.............   $3     $10     $17     $38

  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown in the Table.

                             FINANCIAL HIGHLIGHTS

  The following information with respect to a unit of the Money Market Portfolio, Government Securities Portfolio and the Mortgage Securities Portfolio outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, incorporated by reference into the Additional Statement, from the Fund's annual report to unitholders for the fiscal year ended August 31, 1997 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes appearing in the Annual Report. This Annual Report also contains other performance information and is available upon request and without charge by writing to either of the addresses on the inside cover of this Prospectus.

                            TRUST FOR CREDIT UNIONS

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM                DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS              UNITHOLDERS
                           ------------------------- ---------------------------------
                                                                                                                        RATIO OF
                    NET                                                                   NET                RATIO OF     NET
                   ASSET                   NET                  IN EXCESS   FROM NET     ASSET                 NET     INVESTMENT
                 VALUE AT     NET        REALIZED     FROM NET    OF NET    REALIZED     VALUE               EXPENSES  INCOME TO
                 BEGINNING INVESTMENT    GAIN ON     INVESTMENT INVESTMENT   GAIN ON   AT END OF   TOTAL    TO AVERAGE  AVERAGE
                 OF PERIOD   INCOME   INVESTMENTS(a)   INCOME     INCOME   INVESTMENTS  PERIOD   RETURN(b)  NET ASSETS NET ASSETS
                 --------- ---------- -------------- ---------- ---------- ----------- --------- ---------  ---------- ----------
Year ended:
8/31/97.........   $1.00    $0.0530      $   --       $(0.0530)  $    --    $    --      $1.00     5.43%       0.18%      5.31%
8/31/96.........    1.00     0.0539          --        (0.0539)       --         --       1.00     5.51        0.19       5.37
8/31/95.........    1.00     0.0555          --        (0.0553)       --         --       1.00     5.56        0.20       5.55
8/31/94.........    1.00     0.0329       0.0002       (0.0342)   (0.0001)   (0.0002)     1.00     3.50        0.25       3.29
8/31/93.........    1.00     0.0305       0.0004       (0.0305)       --     (0.0005)     1.00     3.14        0.25       3.05
8/31/92.........    1.00     0.0416       0.0008       (0.0416)       --     (0.0007)     1.00     4.39        0.25       4.16
8/31/91.........    1.00     0.0641          --        (0.0641)       --         --       1.00     6.93        0.25       6.41
8/31/90.........    1.00     0.0824          --        (0.0824)       --         --       1.00     8.58        0.25       8.24
8/31/89.........    1.00     0.0899          --        (0.0899)       --         --       1.00     9.28        0.25       8.99
5/17/88(c) to
8/31/88.........    1.00     0.0214          --        (0.0214)       --         --       1.00     7.40(d)     0.25(d)    7.27(d)
                             RATIO INFORMATION
                             ASSUMING NO WAIVER
                             OF FEES OR EXPENSE
                               REIMBURSEMENTS
                           ----------------------
                                        RATIO OF
                    NET                   NET
                  ASSETS    RATIO OF   INVESTMENT
                 AT END OF EXPENSES TO   INCOME
                  PERIOD   AVERAGE NET TO AVERAGE
                  (000'S)    ASSETS    NET ASSETS
                 --------- ----------- ----------
Year ended:
8/31/97......... $441,205     0.33%       5.16%
8/31/96.........  426,710     0.31        5.25
8/31/95.........  382,096     0.33        5.42
8/31/94.........  216,989     0.34        3.20
8/31/93.........  616,229     0.33        2.97
8/31/92.........  864,924     0.29        4.12
8/31/91.........  654,977     0.25        6.41
8/31/90.........  258,304     0.25        8.24
8/31/89.........  167,331     0.25        8.99
5/17/88(c) to
8/31/88.........  106,739     0.25(d)     7.27(d)

----
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Commencement of operations.
(d) Annualized.

                            TRUST FOR CREDIT UNIONS

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                             INCOME FROM
                             INVESTMENT     DISTRIBUTIONS TO
                             OPERATIONS        UNITHOLDERS
                          ----------------- ------------------
                                                                                             RATIO OF
                                     NET                                                       NET
                                  REALIZED                                                   INVEST-
                   NET               AND                 IN      NET                           MENT
                  ASSET            UNREAL-    FROM     EXCESS   ASSET              RATIO OF   INCOME                NET
                 VALUE AT   NET   IZED GAIN   NET      OF NET   VALUE                NET        TO                 ASSETS
                  BEGIN-  INVEST- (LOSS) ON INVEST-   INVEST-     AT               EXPENSES  AVERAGE   PORTFOLIO AT END OF
                 NING OF   MENT    INVEST-    MENT      MENT    END OF   TOTAL    TO AVERAGE   NET     TURN OVER   PERIOD
                  PERIOD  INCOME  MENTS(A)   INCOME    INCOME   PERIOD RETURN(B)  NET ASSETS  ASSETS    RATE(C)   (000'S)
                 -------- ------- --------- --------  --------  ------ ---------  ---------- --------  --------- ----------
Year ended:
8/31/97.........  $ 9.76  $0.5911  $0.0829  $(0.5911) $(0.0029) $ 9.84   7.09%       0.34%     6.02%     88.02%  $  564,642
8/31/96.........    9.76   0.6024  (0.0055)  (0.5969)      --     9.76   6.26        0.35      6.16     149.66      535,702
8/31/95.........    9.78   0.5515  (0.0011)  (0.5582)  (0.0122)   9.76   5.82        0.34      5.65      70.58      529,659
8/31/94.........    9.97   0.4286  (0.1974)  (0.4212)      --     9.78   2.33        0.35      4.25      42.27      594,331
8/31/93.........   10.03   0.4641  (0.0599)  (0.4630)  (0.0012)   9.97   4.06        0.34      4.58      67.38    1,122,484
8/31/92.........   10.00   0.5588   0.0311   (0.5594)      --    10.03   6.68        0.36      5.91     195.53    1,153,410
7/10/91(d) to
8/31/91.........   10.00   0.0873  (0.0016)  (0.0857)      --    10.00   7.02(e)     0.48(e)   7.16(e)    3.56       94,139
                   RATIO INFORMATION
                   ASSUMING NO WAIVER
                   OF FEES OR EXPENSE
                     REIMBURSEMENTS
                 ----------------------
                              RATIO OF
                                NET
                  RATIO OF   INVESTMENT
                 EXPENSES TO   INCOME
                 AVERAGE NET TO AVERAGE
                   ASSETS    NET ASSETS
                 ----------- ----------
Year ended:
8/31/97.........    0.34%       6.02%
8/31/96.........    0.35        6.16
8/31/95.........    0.34        5.65
8/31/94.........    0.37        4.23
8/31/93.........    0.47        4.45
8/31/92.........    0.59        5.68
7/10/91(d) to
8/31/91.........    0.73(e)     6.91(e)

----
(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

                            TRUST FOR CREDIT UNIONS

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                             INCOME FROM
                             INVESTMENT
                             OPERATIONS        DISTRIBUTIONS TO UNITHOLDERS
                          ----------------- --------------------------------------
                                                                                                                RATIO OF
                                     NET                                                                          NET
                                  REALIZED                      IN EXCESS                                       INVEST-
                   NET               AND                 IN      OF NET              NET                          MENT
                  ASSET            UNREAL-    FROM     EXCESS     REAL-             ASSET             RATIO OF   INCOME    PORT-
                 VALUE AT   NET   IZED GAIN   NET      OF NET     IZED              VALUE               NET        TO      FOLIO
                  BEGIN-  INVEST- (LOSS) ON INVEST-   INVEST-    GAIN ON    FROM      AT              EXPENSES  AVERAGE    TURN-
                 NING OF   MENT    INVEST-    MENT      MENT     INVEST-   PAID-IN  END OF   TOTAL   TO AVERAGE   NET      OVER
                  PERIOD  INCOME  MENTS(A)   INCOME    INCOME     MENTS    CAPITAL  PERIOD RETURN(B) NET ASSETS  ASSETS   RATE(C)
                 -------- ------- --------- --------  --------  ---------  -------  ------ --------- ---------- --------  -------
Year ended:
8/31/97.........  $ 9.65  $0.6399  $0.1011  $(0.6399) $(0.0011) $    --    $   --    $9.75   7.89%      0.30%     6.57%   106.10%
8/31/96.........    9.74   0.6604  (0.1195)  (0.6309)      --        --        --     9.65   5.67       0.28      6.64    163.42
8/31/95.........    9.62   0.6075   0.1539   (0.6075)  (0.0175)      --    (0.0164)   9.74   8.20       0.26      6.36    130.98
8/31/94.........   10.13   0.5533  (0.4530)  (0.5719)  (0.0340)  (0.0044)      --     9.62   1.00       0.28      5.66    188.58
10/9/92(d)
to 8/31/93......   10.00   0.4895   0.1144   (0.4702)      --        --        --    10.13   6.27       0.33(e)   5.64(e) 146.24
                            RATIO INFORMATION
                            ASSUMING NO WAIVER
                            OF FEES OR EXPENSE
                              REIMBURSEMENTS
                          ----------------------
                   NET                 RATIO OF
                  ASSETS                 NET
                  AT END   RATIO OF   INVESTMENT
                    OF    EXPENSES TO   INCOME
                  PERIOD  AVERAGE NET TO AVERAGE
                 (000'S)    ASSETS    NET ASSETS
                 -------- ----------- ----------
Year ended:
8/31/97......... $350,315    0.30%       6.57%
8/31/96.........  332,546    0.30        6.62
8/31/95.........  264,409    0.32        6.30
8/31/94.........  283,886    0.29        5.65
10/9/92(d)
to 8/31/93......  213,510    0.38(e)     5.59(e)

----
(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

                     INVESTMENT OBJECTIVES AND PORTFOLIOS

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") organized on September 24, 1987 as a Massachusetts business trust. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. The Fund presently maintains three investment portfolios--the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").

  The Fund is offered solely to state and federally chartered credit unions and credit union service organizations. Units of each of the Fund's Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

  Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. Included are mortgage-related securities, securities issued or fully guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, accounts in specified federally insured financial institutions and other specified investments.

  The Fund's investments consist exclusively of assets intended to qualify as eligible investments if owned directly by a federally chartered credit union. Units of the Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions and credit union service organizations. The Fund encourages each state chartered credit union and credit union service organization to consult qualified legal counsel concerning whether the Fund's units are permissible investments under the laws applicable to it.

MONEY MARKET PORTFOLIO

  The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

  The Money Market Portfolio invests exclusively in:

    --securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --U.S. dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder;

    --repurchase agreements pertaining thereto; and

    --federal funds.

  The Money Market Portfolio is managed so that the average maturity of all instruments in the Portfolio (on a dollar-weighted basis) will not exceed ninety days. In no event will the Money Market Portfolio purchase any securities which are deemed to mature more than thirteen months from the date of purchase.

  Pursuant to an SEC order, the Money Market Portfolio, may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman, Sachs & Co.

  Investments by the Money Market Portfolio must present minimal credit risk and be rated within the highest rating category for short-term debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or to the issuer or, in some cases, guarantor of the securities, or if only one NRSRO has assigned a rating, by that NRSRO. Unrated securities will be determined to be of comparable quality by GSAM. The Money Market Portfolio may only purchase "First Tier Securities." First Tier Securities, in general, are securities which are rated (or that have been issued, guaranteed or otherwise supported by a person that is rated with respect to a comparable class of short-term debt obligations) in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier rated securities. NRSROs include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch IBCA, Inc., Duff and Phelps, Inc. and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see the Additional Statement.

GOVERNMENT SECURITIES PORTFOLIO

  The Government Securities Portfolio seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

  The Government Securities Portfolio invests exclusively in:

    --securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --repurchase agreements pertaining thereto; and

    --short-term obligations that are permitted investments for the Money
       Market Portfolio.

  Under normal market and interest rate conditions, at least 65% of the total assets of the Government Securities Portfolio will consist of adjustable rate mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The Government Securities Portfolio intends to maintain a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security (computed using the method described herein). Duration measures the price sensitivity of the Portfolio including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios.

MORTGAGE SECURITIES PORTFOLIO

  The Mortgage Securities Portfolio seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

  The Mortgage Securities Portfolio invests exclusively in:

  --privately-issued mortgage-related securities, rated at the time of purchase, in one of the two highest rating categories by an NRSRO and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises;

  --other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

  --repurchase agreements pertaining thereto; and

  --short-term obligations that are permitted investments for the Money
   Market Portfolio.

  Under normal circumstances, the Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The Portfolio's maximum duration will not exceed that of a 3-year U.S. Treasury security and its target duration will be equal to that of a 2-year U.S. Treasury security.

                               ----------------

  The investment objective of each Portfolio (which is set forth in the first sentence under each Portfolio) may not be changed without the approval of the holders of a majority of the outstanding units of that Portfolio, as described under "Additional Information." There can be no assurance that the objective of each Portfolio will be realized. In seeking its objective, a Portfolio may not always purchase securities offering the highest yield.

                          DESCRIPTION OF INVESTMENTS

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are securities that directly or indirectly represent participations in, or are collateralized by and payable from payments on, mortgage loans secured by real property. These securities include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The issuers of certain mortgage-related securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which is subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Government Securities Portfolio and the Mortgage Securities Portfolio may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of mortgage-related securities that are permissible for the Portfolios.

  1. INVESTMENT CHARACTERISTICS OF MORTGAGE-RELATED SECURITIES

  In general, changes in both prepayment rates on mortgage-related securities and interest rates and the volume of transactions in units of the Government Securities Portfolio and the Mortgage Securities Portfolio will affect each Portfolio's return. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage-related securities, the rate of prepayment would be expected to increase. Prepayments of adjustable rate mortgage loans may also increase in a declining interest rate environment as borrowers seek to "lock-in" low rates. Conversely, if mortgage loan interest rates rise above the interest rates on outstanding mortgage loans, the rate of prepayment may be expected to decrease. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of declining interest rates, since the mortgage payments will normally be reinvested in instruments with lower yields reflecting prevailing market conditions.

  Because the Portfolios' investments are interest rate sensitive, each Portfolio's performance will depend in large part upon the ability of the Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities and other multiple class pass-through securities, which are discussed below.

  Generally, to the extent mortgage-related securities are purchased at a premium, a faster than anticipated rate of unscheduled principal prepayments will result in a lower than anticipated yield. On the other hand, if the securities are purchased at a discount, a faster than anticipated rate of unscheduled prepayment of principal will result in a higher than anticipated yield.

  2. PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  The Mortgage Securities Portfolio may invest in privately-issued mortgage pass-through securities ("Mortgage Pass-Throughs") which represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

  The mortgage pools underlying Mortgage Pass-Throughs consist of private mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential, residential multi-family and mixed residential/commercial properties. (In conformance with the Rules and Regulations of the NCUA, the Mortgage Securities Portfolio will not invest in commercial mortgage-related securities). Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

  Mortgage Pass-Throughs generally offer a higher yield than Government Mortgage-Related Securities (as defined below) because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-related securities without insurance or guarantees may be purchased by the Mortgage Securities Portfolio if they have the required rating from an NRSRO. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable. Types of credit support are discussed further in the Additional Statement.

  3. GOVERNMENT MORTGAGE-RELATED SECURITIES

  The Fund's Portfolios may invest in mortgage-related securities issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises ("Government Mortgage-Related Securities"). These securities include Government National Mortgage Association ("GNMA") mortgage-backed certificates ("GNMA Certificates"), which are mortgage-backed securities of the modified pass-through type where both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate whether or not they are paid by the underlying mortgagor. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each GNMA Certificate evidences an interest in a specific pool of mortgage loans (frequently one-to-four family residential loans) insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

  Government Mortgage-Related Securities also include securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and stockholder-owned corporation, issues pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, also a federally chartered corporation, issues pass-through securities which are guaranteed as to timely payment of interest and ultimate collection of principal by FHLMC. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  4. MULTICLASS MORTGAGE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS

  Mortgage-related securities acquired by the Portfolios may include collateralized mortgage obligations and other multiclass mortgage-related securities (collectively, "CMOs") issued by FNMA, FHLMC or other U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers in the case of the Mortgage Securities Portfolio. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security. In accordance with the Rules and Regulations of the NCUA, the Fund may invest in any fixed or variable rate CMO class that meets the following requirements: (1) the CMO class has an estimated average life of 10 years or less; (2) the estimated average life of the CMO class extends by 4 years or less assuming an immediate and sustained parallel shift in interest rates of up to and including plus 300 basis points, and shortens by 6 years or less assuming an immediate and sustained parallel shift in interest rates of up to and including minus 300 basis points; and (3) the estimated change in the price of the CMO class is 17% or less due to an immediate and sustained parallel shift in interest rates of up to and including plus or minus 300 basis points. For these purposes, "average life" means the weighted average time to principal repayment, with the amount of the principal paydowns (both scheduled and unscheduled) as the weights. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations. Although the market for CMOs is generally liquid, Goldman Sachs & Co. may determine that certain CMOs are not readily marketable. If so, these CMOs will be considered illiquid for purposes of the Fund's limitations on investments in illiquid securities. CMOs are discussed further in the Additional Statement under "Adjustable and Fixed Rate Mortgage Loans and Mortgage-Related Securities."

OTHER GOVERNMENT SECURITIES

  Each Portfolio may acquire other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises ("Government Securities"). These securities, in general, include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA participation certificates), (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the FNMA), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government, its agencies, instrumentalities or sponsored enterprises as described in clauses (b) or (c) in the future, other than as set forth above, since it is not obligated to do so by law.

  Government Securities are deemed to include (to the extent consistent with the Investment Company Act of 1940) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Government Securities are also deemed to include (to the extent consistent with the Investment Company Act of 1940) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations will therefore be regarded as illiquid.

  Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored enterprises. In the case of securities issued or guaranteed by the United States Government, the principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

  Each Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value provided that such bonds do not have maturity dates of more than 10 years from settlement. Each Portfolio will only purchase zero coupon bonds which are Government Securities. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

GOVERNMENT RELATED OBLIGATIONS

  Each Portfolio may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

REPURCHASE AGREEMENTS

  When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements with broker-dealers and with banks. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements which terminate within seven days notice by a Portfolio. Except as provided under "Other Portfolio Management Policies," if a Portfolio were to enter into repurchase agreements which provide for a notice period greater than seven days, the Portfolio would do so only if such investment, together with other illiquid securities, did not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Portfolio's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, Goldman, Sachs & Co. will require the seller to maintain the value of the securities subject to the agreement in an amount that equals or exceeds the repurchase price. In the event the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying securities as agreed upon, the Portfolio could, however, experience losses that include (a) possible decline in the value of the underlying securities during the period while the Portfolio seeks to enforce its rights thereto and possible delay in enforcement of those rights,
(b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Portfolio for enforcing those rights and (d) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. The percentage of each Portfolio's assets invested in repurchase agreements may vary from time to time depending upon Goldman, Sachs & Co.'s evaluation of market trends and other conditions. The Fund will enter into repurchase transactions only with parties that meet creditworthiness standards approved by the Fund's Trustees. Goldman, Sachs & Co. monitors the creditworthiness of such parties under the Trustees' general supervision. In addition, the Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

SHORT-TERM OBLIGATIONS

  1. BANK OBLIGATIONS

  The Portfolios may invest in United States dollar-denominated obligations issued or guaranteed by United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder. Such obligations will be rated in the highest rating category by an NRSRO or, if unrated, determined to be of comparable quality by Goldman, Sachs & Co. and may include certificates of deposit, bankers' acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

  Obligations of foreign branches of United States banks include fixed time deposits. Fixed time deposits are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations. Fixed time deposits do not have a market, and those fixed time deposits with maturities over seven days will be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

  Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositer per bank.

  Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Obligations of foreign branches of United States banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, or that there may be difficulties in obtaining or enforcing a judgment against a foreign branch.

  2. FEDERAL FUNDS

  The Portfolios may make unsecured loans of federal funds to United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations promulgated thereunder, provided that
(i) the accounts of such banks are insured by the Federal Deposit Insurance Corporation, (ii) the interest received therefrom is at the market rate for federal funds transactions, and (iii) the transaction has a maturity of one or more business days or the Fund is able to require repayment at any time. Except as provided under "Other Portfolio Management Policies," the Fund considers federal funds investments maturing in more than seven days to be illiquid, and therefore will limit such transactions along with all other illiquid investments to 15% (10% in the case of the Money Market Portfolio) of the value of a Portfolio's net assets.

  Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a "Fed Member Bank"). A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a "depository institution" or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation.

  In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, the Fund could experience delays and incur expense in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. With regard to the solvency of the borrowing institution, the Fund will limit federal funds lending to those member banks of the Federal Reserve System whose creditworthiness has been reviewed and found by Goldman, Sachs & Co. to be comparable in quality to securities rated high quality by an NRSRO. Creditworthiness is of particular importance given the unsecured nature of federal funds borrowings.

  3. OTHER INVESTMENT COMPANIES

  As a means of maintaining short-term liquidity, the Mortgage Securities Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. The Portfolio may not invest more the 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio and ultimately its unitholders will indirectly bear a proportionate share of the expenses paid by investment companies in which it invests in addition to the Portfolio's own expenses. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which GSAM, Goldman, Sachs & Co. or any of their affiliates serves as investment adviser, administrator or distributor.

             OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Each Portfolio may purchase or sell portfolio securities in when-issued or delayed delivery transactions provided settlement is regular-way. (Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.) In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to a Portfolio at the time of entering into the transactions. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, the Fund relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. In such transactions the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. Consistent with the requirements of the Investment Company Act of 1940, securities purchased on a when-issued or delayed delivery basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will maintain designated liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, and such assets will be segregated in an account earmarked specifically for the settlement of such commitments. A Portfolio will only make commitments to purchase portfolio securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities and not for the purpose of investment leverage.

MORTGAGE DOLLAR ROLLS

  The Government Securities Portfolio and the Mortgage Securities Portfolio may enter into mortgage "dollar rolls" in which each Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date. Delivery for all purchases and sales of securities will be by regular-way settlement. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Portfolio. Such Portfolio will hold and maintain in a segregated account until the settlement date cash, U.S. Government Securities or other liquid assets in an amount equal to the forward purchase price.

  For financial reporting and tax purposes, each Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the investment adviser's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

OPTION ADJUSTED DURATION

  Although they have no restrictions as to the minimum or maximum maturity of any particular security held by them, the Government Securities Portfolio intends to maintain a maximum duration approximately equal to that of a 2-year U.S. Treasury security, and the Mortgage Securities Portfolio intends to maintain a maximum duration approximately equal to that of a 3-year U.S. Treasury security. Under normal interest rate conditions, the Government Securities Portfolio's target duration is expected to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security, and the Mortgage Securities Portfolio's target duration is expected to be approximately equal to that of a 2-year U.S. Treasury security. The Portfolios' duration is a measure of the price sensitivity of the Portfolios, including expected cash flow and mortgage prepayments under a wide range of interest rate scenarios. Maturity measures only the time until final payment is due on a bond or other debt security; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In determining the duration of the Portfolios, Goldman, Sachs & Co. will estimate the duration of obligations that are subject to interest rate changes and prepayment or redemption by the issuer, taking into account the influence of interest rates. This method of determining duration is known as option-adjusted duration. The Portfolios may use various techniques to shorten or lengthen their option adjusted durations, including the acquisition of debt obligations at a premium or discount. There can be no assurance that Goldman, Sachs & Co.'s estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

OTHER PORTFOLIO MANAGEMENT POLICIES

  Neither the Government Securities Portfolio nor the Mortgage Securities Portfolio will invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of the value of its net assets in securities which are illiquid, including restricted securities, federal funds loans and fixed time deposits maturing in more than seven days, repurchase agreements providing for settlement in more than seven days after notice and loan participations by foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises where a substantial secondary market is absent. A repurchase agreement or a federal funds loan which by its terms can be liquidated before its nominal fixed term on seven days' or less notice is regarded as a liquid instrument. Mortgage-related securities issued in a private placement are subject to the foregoing limitations, unless Goldman, Sachs & Co. determines, based upon a review of the trading markets for the specific securities, that such securities are liquid because they can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 and meet certain liquidity guidelines which the Trustees have adopted. These investment practices could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Trustees have delegated to Goldman, Sachs & Co. the function of determining and monitoring the liquidity of such securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

  Goldman, Sachs & Co. seeks to enhance the yield of the Fund's Portfolios by taking advantage of yield disparities or other factors that occur in the government securities, mortgage-related securities and money markets. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with Goldman, Sachs & Co.'s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

  Goldman, Sachs & Co. expects that the net asset value of the Government Securities Portfolio and the Mortgage Securities Portfolio will be relatively stable during normal market conditions. However, the Portfolios' net asset values will vary to some extent, and a sudden and sharp increase in prevailing interest rates could cause a substantial decline in the Portfolios' net asset values, while a sudden and sharp decline in interest rates could result in a substantial increase in the Portfolios' net asset values.

  The Government Securities Portfolio and the Mortgage Securities Portfolio may sell an instrument soon after its acquisition if Goldman, Sachs & Co. believes that such disposition is consistent with attaining the investment objectives of each Portfolio. Instruments of the Portfolios may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments. A high rate of portfolio turnover involves correspondingly greater transaction costs, which must be borne directly by each Portfolio and ultimately by their unitholders.

  Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held in such Portfolio were sold and replaced within one year. The rate at which Portfolio transactions occur will depend upon Goldman, Sachs & Co.'s perception of how market conditions will affect such Portfolio. Goldman, Sachs & Co. will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with such Portfolio's investment objective and such Portfolio's investment management policies. A higher degree of portfolio turnover results in increased transaction costs to such Portfolio in the form of dealer spreads. Because of the exclusion of short-term securities from the calculation of portfolio turnover rates, the portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory reporting purposes.

  The Government Securities Portfolio and the Mortgage Securities Portfolio each may, to the extent permitted by NCUA Rules and Regulations, purchase inverse floating rate instruments and may, with respect to no more than 5% of their total assets, engage in portfolio securities lending. The market value of inverse floaters may be more volatile than the market value of other instruments.

  If, after purchase by a Portfolio, an investment ceases to meet the investment criteria stated in this Prospectus, GSAM will consider whether the Portfolio should continue to hold the investment. Investments purchased prior to January 1, 1998 (the effective date of recent amendments to the Rules and Regulations of the NCUA) will be governed by the Rules and Regulations in effect when purchased, and the Portfolios may continue to hold such investments after such date subject to compliance with such former Rules and Regulations. See "Investment Restrictions" in the Additional Statement.

CERTAIN INVESTMENT RESTRICTIONS

  Pursuant to SEC Rule 2a-7 under the Investment Company Act, the Money Market Portfolio may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. Government Securities, repurchase agreements collateralized by such securities and securities subject to certain unconditional guarantees. The Portfolio may, however, invest up to 25% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. The Money Market Portfolio may not invest in securities which are Second Tier Securities at the time of purchase. The Money Market Portfolio's compliance with the diversification requirements of SEC Rule 2a-7 will be deemed compliance with the fundamental investment restriction below.

  The Portfolios are subject to certain fundamental investment restrictions which, as described in more detail in the Additional Statement, may generally be changed with respect to a Portfolio only with the approval of the holders of a majority of the outstanding units of the Portfolio. For a more complete description of the investment restrictions summarized below and the other fundamental investment restrictions to which the Portfolios are subject, see the Additional Statement.

  1. The Portfolios may not invest in the instruments of any one issuer, other than Government Securities (as defined in the Investment Company Act of 1940), if immediately after such investment more than 5% of the value of such Portfolio's total assets would be invested in the instruments of such issuer, except that (a) with certain limitations stated in the Additional Statement, up to 25% of the value of its total assets may be invested without regard to such 5% limitation and (b) such 5% limitation shall not apply to repurchase agreements collateralized by government securities.

  2. The Portfolios may not borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of a Portfolio's net assets.

                            REPORTS TO UNITHOLDERS

  Each unitholder of the Government Securities Portfolio and the Mortgage Securities Portfolio is provided with a printed confirmation for each transaction. It is not anticipated that a printed confirmation for each transaction will be provided to unitholders of the Money Market Portfolio. However, all unitholders will be provided an individual monthly statement for each Portfolio showing each transaction for the reported month. A year-to-date statement for any account will be provided upon request made to Goldman, Sachs & Co. Each unitholder will also receive annual and semiannual financial statements. Unitholder inquiries should be addressed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus.

                               PURCHASE OF UNITS

  Purchases of units of the Portfolios may be made only by Federal Reserve wire. Payment by other means, including check or draft or transfer of funds which are not federal funds, will not be accepted. There is no minimum for initial or subsequent investments nor are minimum balances required.

MONEY MARKET PORTFOLIO

  Units of the Money Market Portfolio are offered on a continuous basis at their net asset value next determined after receipt of a purchase order in the manner set forth below, provided that The Northern Trust Company ("Northern"), Chicago, Illinois, the subcustodian for State Street Bank and Trust Company ("State Street"), receives the purchase price in federal funds on the same Business Day (as such term is defined under "Additional Information"). See "Net Asset Value." Purchase orders may be placed and will become effective only on Business Days. Purchase orders may be made by telephoning Goldman, Sachs & Co. at 800-342-5828 or by a written request addressed to Goldman, Sachs & Co. Attention: Shareholder Services, Trust for Credit Unions--Money Market Portfolio, 4900 Sears Tower, Chicago, Illinois 60606.

  Federal Reserve wires for the purchase of Money Market Portfolio units should be directed to Northern, as sub-custodian for State Street, rather than to State Street itself. Units of the Money Market Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on Units purchased as follows:

      IF ORDER IS RECEIVED AND ACCEPTED
           BY GOLDMAN, SACHS & CO.                            DIVIDENDS BEGIN
      ---------------------------------                       ---------------
        By: 3:00 p.m.--N.Y. time                             Same Business Day
     -------------------------------------------------------------------------
      After: 3:00 p.m.--N.Y. time                            Next Business Day
     -------------------------------------------------------------------------

  Federal Reserve wires should be sent as early as possible, but no later than 3:30 p.m., New York time, to facilitate crediting to the unitholder's account.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  Units of each Portfolio are offered on a continuous basis at their net asset value next determined after the order therefor has been received and accepted. See "Net Asset Value."

  Purchase orders may be placed only on Business Days. If the order is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, settlement of the transaction will occur on the next Business Day and the units to which the order relates will be issued and will commence earning income on such next Business Day, provided that federal funds in respect of such order have been received by Northern by such next Business Day. If the order is received and accepted by Goldman, Sachs & Co. after 4:00 p.m., New York time, settlement of the transaction will occur on the second Business Day and the units to which the order relates will be issued and will commence earning income on the second Business Day, provided the federal funds in respect of such order are received by Northern by such second Business Day. If payment in federal funds is not received within the period stated above, an investor's purchase order will be cancelled, and the investor will be responsible for any loss resulting to the Fund.

OTHER INFORMATION

  In the interest of economy, certificates representing Fund units are not issued. The Fund and its co-distributors reserve the right to reject any purchase order.

  After the initial purchase of units, an Account Information Form must be completed promptly and mailed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus. Redemptions may not be effected prior to receipt of such Account Information Form.

  Goldman, Sachs & Co. and/or CFS may from time to time, at their own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Fund. The amount of such compensation may be made on a one-time and/or periodic basis and, in the case of Goldman, Sachs & Co., may be up to 20% of the annual fees that are earned by Goldman, Sachs & Co. as investment adviser to the Fund (after adjustments) and are attributable to units held by such customers. Such compensation does not represent an additional expense to the Fund or its unitholders, since it will be paid from the assets of Goldman, Sachs & Co., its affiliates or CFS.

                              REDEMPTION OF UNITS

  The Fund redeems its units without charge upon request of a unitholder at the net asset value next determined after the receipt of such request in proper form. See "Net Asset Value." Although redemption requests may be placed on any day on which the Fund's net asset value per unit is determined, proceeds will be remitted only on Business Days (as such term is defined under "Additional Information"). Redemption requests may be made by calling Goldman, Sachs & Co. at 800-342-5828 or by a written request addressed to Goldman, Sachs & Co., Attention: Shareholder Services, Trust for Credit Unions, 4900 Sears Tower, Chicago, Illinois 60606. The letter of instruction must specify the number of Units to be redeemed, the Portfolio from which Units are being redeemed, the account number, payment instructions and the exact registration on the account. A unitholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman, Sachs & Co. and State Street each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Consequently, proceeds of telephone redemptions will be wired directly to the credit union, central credit union, or other depository account designated in the unitholder's Account Information Form, unless the unitholder provides written instructions indicating another credit union, central credit union, or other depository account. Telephone redemption requests will also be recorded. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolios nor Goldman, Sachs & Co. will be responsible for the authenticity of redemption instructions received by telephone. Thus, except as stated, the total risk of loss for unauthorized transactions is on the investor.

MONEY MARKET PORTFOLIO

  Except as provided in "Other Information" below, if a redemption request with respect to Money Market Portfolio units is received by Goldman, Sachs & Co. before 3:00 p.m., New York time, the units to be redeemed do not earn income on the day the request is received, but proceeds are ordinarily wired on the same day. If such request is received by Goldman, Sachs & Co. after such time and prior to 4:00 p.m., New York time, the units to be redeemed earn income on the day the request is received, and proceeds are ordinarily wired on the morning of the following Business Day.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  Except as provided in "Other Information" below, if a redemption request with respect to units of either Portfolio is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, the proceeds are ordinarily wired on the next Business Day. Units to be redeemed earn income with respect to the day the request is received; however, units redeemed on a day immediately preceding a weekend or holiday continue to earn income until the next Business Day.

OTHER INFORMATION

  On any Business Day when the Public Securities Association (PSA) recommends that the securities market closes early, each Portfolio reserves the right to cease accepting purchase and redemption orders for the same Business Day credit at the time the PSA recommends that the securities market closes. On days a Portfolio closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addition, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for the same Business Day credit as otherwise permitted by the SEC.

  Once wire instructions have been given to Northern, neither the Fund nor Goldman, Sachs & Co. assumes responsibility for the performance of Northern or of any intermediaries in the transfer process. If a problem with such performance arises, the investor should deal directly with Northern or such intermediaries.

  If its authorized signature is guaranteed by a credit union, commercial bank, trust company, member firm of a national securities exchange or other eligible guarantor institution, a unitholder may change the designated credit union, central credit union or other depository account at any time upon written notice to Goldman, Sachs & Co. Additional documentation, regarding any such change or regarding a redemption by any means, may be required when deemed appropriate by Goldman, Sachs & Co. and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Under the Investment Company Act of 1940, the Fund is required to settle redemption requests within seven days of receipt of such request. The right of a unitholder to redeem units and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of the Fund's net assets; or for such other period as the SEC may by order permit for the protection of unitholders of the Fund.

  Portfolio units are not redeemable at the option of the Fund unless the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the unitholders of the Portfolio.

                              EXCHANGE PRIVILEGE

  Units of each Portfolio may be exchanged for units of any other Portfolio at the net asset value next determined either by writing to Goldman, Sachs & Co.,
Attention: Trust for Credit Unions, Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by telephone at 800-342-5828 (9:00 a.m. to 4:00 p.m. New York time). All telephone exchanges must be registered in the same name(s) and with the same address as registered in the Portfolio from which the exchange is being made. A unitholder should consider the investment objective, policies and applicable fees of each Portfolio before making an exchange.

  Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "Redemption of Units." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

   Exchanges are only available in states where exchanges may legally be made. The Fund reserves the right to reject any exchange request, and the exchange privilege may be modified or withdrawn at any time. At least sixty (60) days' notice will be given to unitholders of any material modification or withdrawal, except when notice is not required by the SEC.

                                    INCOME

  Substantially all of the net investment income of the Money Market Portfolio will be declared as a dividend on each day. Net short-term capital gains, if any, will be paid in accordance with the requirements of the Internal Revenue Code of 1986 and may be reflected in daily dividend declarations. The Money Market Portfolio does not expect to realize long-term or mid-term capital gains.

  The Government Securities Portfolio and the Mortgage Securities Portfolio each intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of its net investment income while enhancing the stability of principal. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios' net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will generally increase and as interest rates decline, dividends will generally be reduced). Because the

Government Securities Portfolio and the Mortgage Securities Portfolio invest in mortgage-related securities that are subject to prepayments, the Trust cannot precisely predict the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above current income levels, which will constitute a return of capital. The Portfolios also intend that all net realized long-term, mid-term and short-term capital gains will be declared and paid as a dividend at least annually. In determining amounts of capital gains, any capital loss carryovers from prior years will be offset against capital gains.

  Net investment income of the Money Market Portfolio (from the time of the immediately preceding determination thereof) consists of (i) interest accrued or discount accreted (including both original issue and market discount) on the assets of such Portfolio and any general income of the Fund allocated to such Portfolio less (ii) the amortization of market premium and the estimated expenses of such Portfolio.

  Net investment income of the Government Securities Portfolio and the Mortgage Securities Portfolio consists of (i) interest accrued, discount accreted on certain Portfolio securities and any general income of the Fund allocated to such Portfolio less (ii) the sum of (a) premiums amortized on certain Portfolio securities and (b) the estimated expenses of such Portfolio.

  The net investment income of the Portfolios is determined by State Street on a daily basis. On days on which net asset value is calculated, this determination is made immediately prior to the calculation of the Portfolio's net asset value.

  Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional units of the applicable Portfolio at the net asset value on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first Business Day of the succeeding month. Dividends with respect to capital gains, if any, when declared will be paid in additional units of the applicable Portfolio at the net asset value on the declared payment date, unless cash distributions are elected. A unitholder's election to receive dividends in cash is initially made on its Account Information Form and may be changed at any time upon written notice to Goldman, Sachs & Co. The election with respect to the short-term component, if any, of a Portfolio's capital gains dividend must be the same as the election with respect to such Portfolio's monthly net investment income dividends (i.e., both must be received either in units or in cash). The election with respect to the long-term or mid-term components, if any, of a Portfolio's annual capital gains dividend may differ from such election with respect to such Portfolio's monthly net investment income dividends.

  At the time of an investor's purchase of units of either the Government Securities Portfolio or the Mortgage Securities Portfolio a portion of the per unit net asset value may be represented by undistributed income of such Portfolio or unrealized appreciation of the securities held by such Portfolio.

                                NET ASSET VALUE

  The net asset value per unit of each Portfolio is calculated by adding the value of all securities and other assets of such Portfolio, subtracting the liabilities of such Portfolio, dividing the remainder by the number of units of such Portfolio outstanding and rounding the result to the nearest one cent.

MONEY MARKET PORTFOLIO

  The net asset value per unit of the Money Market Portfolio for purposes of both purchase and redemption of units of such Portfolio is calculated by State Street immediately after the determination of net investment income earned by unitholders of record as of the close of regular trading on the New York Stock Exchange (normally, but not always 4:00 p.m., New York time) on each Business Day (as such term is defined under "Additional Information").

  The Fund seeks to maintain a net asset value for the Money Market Portfolio of $1.00 per unit. In this connection, the Money Market Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Additional Statement. There can be no assurance that the Money Market Portfolio will be able at all times to maintain a net asset value per unit of $1.00.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  The net asset value per unit of each Portfolio for purposes of both purchase and redemption of units is calculated by State Street, immediately after the determination of income to be declared as a dividend, as of the close of regular trading on the New York Stock Exchange (normally, but not always 4:00 p.m., New York time), on each Business Day (as such term is defined under "Additional Information"). Portfolio securities for which accurate market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Portfolio securities for which accurate market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by Goldman, Sachs & Co. under the supervision of the Trustees and may include yield equivalents or a pricing matrix. Short-term securities with maturities of 60 days or less are valued at amortized cost which the Trustees have determined to equal fair value. In the case of the Government Securities Portfolio and the Mortgage Securities Portfolio, the net asset value per unit will fluctuate as the values of portfolio securities change in response to changing market rates of interest, principal prepayments and other factors.

                                     TAXES

TAXATION OF UNITHOLDERS

  If state and federally chartered credit unions meet all requirements of
Section 501(c)(14)(A) of the Internal Revenue Code of 1986, as amended (the "Code") and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of the Fund.

  Unitholders should consult their own tax advisers concerning applicable state tax laws.

FEDERAL TAXATION OF THE FUND

  The Fund intends that each of its Portfolios will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. Each Portfolio of the Fund is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Fund's other Portfolios. If a Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its taxable income determined for federal income tax purposes, the Portfolio will be relieved of federal income tax on the amounts distributed. The Fund intends to distribute to its unitholders substantially all of each Portfolio's net investment income. See "Income." Net investment income may be different from taxable income determined for federal income tax purposes. However, such difference is not expected to adversely affect any Portfolio's compliance with the provisions of the Code applicable to regulated investment companies.

  Generally, under the Taxpayer Relief Act of 1997, on the sale or exchange of obligations held for more than 18 months, net gain realized by a Portfolio which is not attributable to original issue discount or certain market discount, will be long-term capital gain. Net gain on the sale or exchange of obligations held for less than 18 months but more than 12 months will be mid-term capital gain. Such capital gain, if any, will be distributed as long-term or mid-term capital gain dividends, as the case may be.

  The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

  If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to such Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

  The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                                  MANAGEMENT

TRUSTEES

  The trust agreement pursuant to which the Fund is organized (the "Trust Agreement") provides that, subject to its provisions, the business of the Fund shall be managed by the Trustees. The Trust Agreement provides that (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees' general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties,
(b) a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

  The Additional Statement contains information as to the identity of and other information about the Trustees and officers of the Fund.

INVESTMENT ADVISER AND TRANSFER AGENT

  Goldman, Sachs & Co., through GSAM, One New York Plaza, New York, New York 10004, a separate operating division, acts as investment adviser to the Fund. In addition, Goldman, Sachs & Co. acts as transfer agent. Goldman, Sachs & Co. became registered as an investment adviser in 1981. As of November 21, 1997, Goldman, Sachs & Co. and its affiliates served as investment adviser, administrator or distributor for approximately $133.6 billion in assets.

  Under its advisory agreement with the Fund, Goldman, Sachs & Co., subject to the general supervision of the Fund's Trustees, manages the Fund's Portfolios and provides certain administrative services for the Fund. As manager of the Fund's Portfolios, it is the responsibility of Goldman, Sachs & Co. to make investment decisions for the Fund and to place the purchase and sale orders for the portfolio transactions of the Fund. Unitholder inquiries should be directed to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

  The portfolio managers for the Government Securities Portfolio and the Mortgage Securities Portfolio are Jonathan A. Beinner, Peter D. Dion, James B. Clark and James P. McCarthy. Their responsibilities include investing in the particular types of securities the Portfolios may hold. Mr. Beinner is a Managing Director of Goldman, Sachs & Co. Mr. Beinner joined GSAM in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Dion is a Vice President of Goldman, Sachs & Co. Mr. Dion joined GSAM in 1992 after working as a portfolio administrator at Chase Manhattan Bank, N.A. Mr. Clark is a Vice President of Goldman, Sachs & Co. Mr. Clark joined GSAM in 1994 after working as a senior trader at Federal Home Loan Mortgage Corporation. Prior to that he was an investment manager at Travelers Insurance Company. Mr. McCarthy is a Vice President of Goldman, Sachs & Co. Mr. McCarthy joined GSAM in 1995 after working as a bond trader at Nomura Securities.

  As compensation for the services rendered to the Fund by Goldman, Sachs & Co. pursuant to its advisory agreement, Goldman, Sachs & Co. is entitled to receive fees, computed daily and payable monthly, from the Money Market Portfolio at annual rates equal to .20% up to $300 million and .15% over $300 million, and from the Government Securities Portfolio and Mortgage Securities Portfolio, respectively, at annual rates equal to .20% and .20% of the average daily net assets of the particular Portfolio. Effective July 1, 1997, Goldman, Sachs & Co. has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to .06% of the Portfolio's average daily net assets. This voluntary limitation may be terminated by Goldman, Sachs & Co. at any time. For the fiscal year ended August 31, 1997, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio paid, after waivers, advisory fees to Goldman, Sachs & Co. at the annual rates of .10%, .20% and .20%, respectively, of their average daily net assets.

  ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN, SACHS & CO. The involvement of Goldman, Sachs & Co. and its affiliates in the management of, or its interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or limit their investment activities. Goldman, Sachs & Co. and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that Goldman, Sachs & Co. will have access to proprietary information for the purpose of managing the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Goldman, Sachs & Co. and its affiliates and it is possible that the Portfolios could sustain losses during periods in which Goldman, Sachs & Co. and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Activities of Goldman, Sachs & Co. and its Affiliates and Other Accounts Managed by Goldman, Sachs & Co." in the Additional Statement for further information.

ADMINISTRATOR

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), c/o Callahan Financial Services, Inc., P.O. Box 11, Manchester, MD 21102, a Delaware limited partnership for which Callahan Financial Services, Inc. serves as general partner and in which 39 major credit unions are limited partners, acts as the administrator of the Fund. Under its administration agreement with the Fund, CUFSLP, subject to the general supervision of the Fund's Trustees, periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Fund; provides facilities, equipment and personnel to serve the needs of investors; develops and monitors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; and provides other administrative services to the Fund.

  For such services, and the assumption by CUFSLP of the expenses related thereto, pursuant to its administration agreement CUFSLP is entitled to receive fees, computed daily and payable monthly, from the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio, respectively, at annual rates equal to .10% .10% and .05% of the average daily net assets of the respective Portfolio. Effective July 1, 1997, CUFSLP has voluntarily agreed to limit its administration fee charged to the Money Market Portfolio to .02% of the Portfolio's average daily net assets. This voluntary limitation may be terminated by CUFSLP at any time. For the fiscal year ended August 31, 1997, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio paid, after waivers, administration fees to CUFSLP at the annual rates of .04%, .10% and .05%, respectively, of their average daily net assets.

DISTRIBUTORS

  Callahan Financial Services, Inc. ("CFS"), 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C. 20036-5504, a Delaware corporation, and Goldman, Sachs & Co., 85 Broad Street, New York, New York, 10004, serve as co-distributors of units of the Fund. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

  CFS and Goldman, Sachs & Co. have entered into distribution agreements with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in this Prospectus. CFS and Goldman, Sachs & Co. are not obligated to sell any certain number of units of the Portfolios. From time to time the distributors may purchase or sell units for their own account.

FUND EXPENSES

  Common expenses of the Fund are generally allocated pro rata to the respective Portfolios based upon their respective net asset values.

  CUFSLP has agreed that to the extent the total annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Operating Expenses") of the Money Market Portfolio exceed .20% of its average daily net assets, CUFSLP will either reduce the administration fees payable or pay the Operating Expenses of the Money Market Portfolio. Additionally, CUFSLP and Goldman, Sachs & Co. have each voluntarily agreed to limit all other expenses of the Government Securities Portfolio such that CUFSLP will reimburse other expenses that exceed .05% up to .10% of the Portfolio's average net assets, and Goldman, Sachs & Co. will reimburse other expenses that exceed .10% up to .15% of the Portfolio's average net assets.

  There are no sales loads, commissions or other fees imposed on investors at the time of purchase of units and no redemption fees or other charges imposed at the time of redemption of units.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time quotations of the Money Market Portfolio's yield and effective yield may be included in advertisements and communications to unitholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the net investment income generated by an investment in the Portfolio over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Portfolio will vary based on changes in market conditions, the level of interest rates and the level of the Portfolio's expenses.

  The yields of the Government Securities Portfolio and the Mortgage Securities Portfolio are computed based on the net income of the Portfolios during a 30-day period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per unit during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis. The net investment income used for purposes of determining yield may differ from net income used for accounting purposes.

  Similarly, from time to time total return data for each Portfolio may be quoted in advertisements or in unitholder communications. The total return of a Portfolio will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods.

Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Portfolio during the period are reinvested in Portfolio units. The Fund may also advertise from time to time the total return of a Portfolio on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  In addition, the Fund may advertise the performance of its Portfolios relative to certain performance rankings, indices and other investments described more fully in the Additional Statement.

  Investors should note that the investment results of each Portfolio will fluctuate over time, and any presentation of a Portfolio's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or return may be in any future period.

                            ADDITIONAL INFORMATION

  The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto. The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series ("Portfolios") representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established.

  Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights. As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Trust Agreement provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his of her successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees. The Fund will facilitate unitholder communication with other unitholders as provided under Section 16(c) of the Investment Company Act of 1940. For a further description of unitholder rights with respect to the removal of Trustees and of other designated matters voted on by unitholders, see "Description of Units" in the Additional Statement.

  As used in this Prospectus, the term "Business Day" refers to those days on which Goldman, Sachs & Co., The Northern Trust Company, State Street Bank and Trust Company and the Federal Reserve Bank of New York are all open for business, which are Monday through Friday except for holidays. For 1998, such holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas Day. On those days when one of such organizations closes early, the right is reserved by Goldman, Sachs & Co. to advance the time on that day by which purchase and redemption requests must be received to become effective; provided that the current net asset value of each unit shall be computed at least once on such days.

                              [LOGO] TRUST
                                   --------
                               for Credit Unions


                                  Investment Adviser
                                  Goldman, Sachs & Co.
                                  New York, New York

Transfer Agent                    Custodian                 Distributors
Goldman, Sachs & Co.              State Street Bank and     Callahan Financial
Chicago, Illinois                 Trust Company             Services, Inc.
                                  Boston, Massachusetts     Washington, DC
                                                            (800) 237-5678

Administrator                     Auditors                  Goldman, Sachs & Co.
                                                            New York, New York
Callahan Credit Union Financial   Arthur Andersen LLP       (800) 342-5828
Services Limited Partnership      Boston, Massachusetts     (800-DIAL-TCU)
Washington, DC

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                            TRUST FOR CREDIT UNIONS
                                4900 SEARS TOWER
                          Chicago, Illinois 60606-6303

                             Money Market Portfolio
                        Government Securities Portfolio
                         Mortgage Securities Portfolio

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated December 30, 1997, the ("Prospectus") relating to the offering of units of the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio of the Trust for Credit Unions. A copy of the Prospectus may be obtained from Goldman, Sachs & Co. at (800) 342-5828 or Callahan Financial Services (800) 237-5678.

                          TABLE OF CONTENTS
                                                  Page
                                                  ----
Introduction                                      B-2
Management                                        B-4
Advisory and Other Services                       B-7
Portfolio Transactions                            B-9
Amortized Cost Valuation                          B-18
Description of Units                              B-20
Adjustable and Fixed Rate Mortgage Loans and
Mortgage-Related Securities
Other Investment Practices                        B-34
Investment Restrictions                           B-35
Calculation of Performance                        B-39
Quotations
Other Information                                 B-45
Financial Statements                              B-46
Description of Securities Ratings
                                                  B-47
Appendix A                                        B-51


THE DATE OF THIS ADDITIONAL STATEMENT IS DECEMBER 30, 1997.

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                  INTRODUCTION

Trust for Credit Unions (the "Fund" or "Trust") is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions and credit union service organizations. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. This Additional Statement relates to the offering of the units of the Fund's Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").


The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series ("Portfolios") representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. See "Additional Information" in the Prospectus. Investment in the Portfolios relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.

High Current Income.  The Money Market Portfolio seeks to maximize current
--------------------
income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market investments authorized under the Federal Credit Union Act. The Government Securities and Mortgage Securities Portfolios seek to achieve a higher current yield than a money market fund, since they can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, the yields of the Government Securities and Mortgage Securities Portfolios are expected to exceed that offered by bank certificates of deposit and money market accounts. However, the Portfolios do not maintain a constant net asset value per unit and are subject to greater fluctuation in the value of their units than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in units of the Portfolios are not insured or guaranteed by any government agency.

Relative Stability of Principal.  Unlike the Money Market Portfolio which seeks
--------------------------------
to maintain its net asset value per unit at $1.00 (although there is no assurance that the Portfolio will be able to do so on a continuous basis), the Government Securities and Mortgage Securities Portfolios' net asset values per unit fluctuate. The Government Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration equal to that of a 2-year U.S. Treasury security and a target duration no shorter than that of a 6-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. Similarly, the Mortgage Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration that will not exceed that of 3-year U.S. Treasury security and a target duration equal to that of a 2-year U.S. Treasury security and utilizing certain active management techniques to hedge interest rate risk. Duration, which is a measure of the price sensitivity of the Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, is reviewed and recalculated daily. However, there is no assurance that these strategies will be successful. There can be no assurance that Goldman, Sachs & Co.'s estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

Liquidity.  Because the Portfolios' units may be redeemed upon request of a
----------
unitholder on any Business Day at net asset value, the Portfolios offer greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.

Experienced Professional Management.  Successfully creating and managing a
------------------------------------
diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of the Goldman, Sachs & Co.'s highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At November 30, 1997, they were responsible for approximately $28.6 billion in fixed income assets including approximately $7.5 billion in mortgage-related securities.

A Sophisticated Investment Process.  The Portfolios' investment process starts
-----------------------------------
with a review of trends for the overall economy as well as for different sectors of the U.S. mortgage and other markets. Goldman, Sachs & Co.'s portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.

In planning each Portfolio's strategy, the managers are able to draw upon the economic and fixed income research resources of Goldman, Sachs & Co. They also have access to the firm's proprietary models. Among the quantitative techniques used in the Government Securities and Mortgage Securities Portfolios' investment process are:

 .    option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and
 .    analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The Portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

Convenience of a Fund Structure.  The Government Securities and Mortgage
--------------------------------
Securities Portfolios eliminate many of the complications that direct ownership of mortgage securities entails. For example, most mortgage-related securities generate monthly payments of both principal and interest, just as the underlying mortgages do. To conserve their principal, investors must make a special effort to segregate and reinvest the principal portion of each payment on their own. The Portfolios relieve investors of this chore by automatically reinvesting all principal payments within the Portfolio and distributing only current income each month.

                                   MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk.

Gene R. Artemenko, Age 69, Route 7, Box 1593, Reeds Spring, Missouri 65737. Trustee. Retired. Formerly, President and Treasurer of the United Air Lines Employees' Credit Union until June 1991.

James C. Barr, Age 62, 1600 North Oak Street, #420, Arlington, Virginia 22209. Trustee. Managing Member of J.C.B. Enterprises, L.L.C., March 1997 to Present. Chief Executive Officer of the National Milk Producers Federation, March 1985 to March 1997.

Edgar F. Callahan, Age 69, 156 Second Street, San Francisco, California 94105-3993. Trustee. President and Chief Operating Officer of PATELCO Credit Union, October 1987 to Present.

Robert M. Coen, Age 58, 2003 Sheridan Road, Evanston, Illinois 60208. Vice Chairman and Trustee. Professor of Economics, Northwestern University.

John T. Collins, Age 51, 1330 Connecticut Ave. N.W., Washington, D.C. 20036. Trustee. Partner in the law firm of Steptoe & Johnson, January 1985 to Present. Prior to January 1985, General Counsel to the U.S. Senate Banking Committee.

Thomas S. Condit, Age 56, 306 No. Washington Street, Falls Church, VA 22046. Trustee. Partner, New Media Publishing, Inc., January 1996 to Present. Chief Executive Officer of Craver, Matthews, Smith & Co., Inc. (a direct mail fund raising company), June 1993 to January 1996. President and Chief Executive Officer of National Cooperative Bank (a financial services company), June

1983 to May 1993 and various positions with affiliated or subsidiary corporations from June 1983 to January 1992.

Rudy J. Hanley, Age 54, P.O. Box 11547, Santa Ana, California 92706. Chairman and Trustee. Chief Executive Officer of Orange County Teachers Federal Credit Union, September 1982 to Present. Director of Credit Union National Association, November 1992 to September 1995.

Betty G. Hobbs, Age 59, 1400 8th Avenue So., Nashville, Tennessee 37202. Trustee. President and Chief Executive Officer of Tennessee Teachers Credit Union for over 25 years.

*John P. McNulty, Age 45, One New York Plaza, New York, NY 10004. Trustee. Co-head, Goldman Sachs Asset Management, November 1995 to Present. General Partner, Goldman, Sachs & Co., March 1990 to Present.

*Wendell A. Sebastian, Age 53, 1001 Connecticut Avenue, N.W., Suite 1022, Washington, DC 20036. President and Trustee. President of Callahan Financial Services, Inc. ("CFS"), July 1996 to Present. President of GTE Federal Credit Union, September 1991 to July 1996. Effective January 16, 1998, Mr. Sebastian will resign his position as President of CFS and return to his position as President of GTE Federal Credit Union.

Charles W. Filson, Age 53, 1001 Connecticut Avenue, N.W., Suite 1022, Washington, D.C. 20036-5504. Vice President. Director and Vice President of Callahan Financial Services, Inc. since March 1989 and Treasurer thereof since March 1987.

John W. Mosior, Age 59, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President. Vice President of Goldman, Sachs & Co. Manager, Shareholder Servicing of Goldman Sachs Asset Management, November 1989 to Present.

Nancy L. Mucker, Age 48, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President, Vice President of Goldman, Sachs & Co., April 1985 to Present. Manager, Shareholder Servicing of Goldman Sachs Asset Management, November 1989 to Present.

Scott M. Gilman, Age 38, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Fund Administration, Goldman Sachs Asset Management, April 1994 to Present. Assistant Treasurer of Goldman Sachs Funds Management, Inc., April 1993 to Present. Vice President of Goldman, Sachs & Co., March 1990 to Present.

Michael J. Richman, Age 37, 85 Broad Street, New York, New York 10004. Secretary. General Counsel, Goldman Sachs Asset Management Funds Group, November 1997 to Present. Associate General Counsel, Goldman Sachs Asset Management, February 1994 to

December 1997. Vice President, Assistant General Counsel, Goldman, Sachs & Co. and Counsel to the Funds Group, Goldman Sachs Asset Management, June 1992 to Present. Formerly, Partner of Hale and Dorr from September 1991 to June 1992.


John M. Perlowski, Age 33, One New York Plaza, New York, 10004.Assistant Treasurer. Vice President, Goldman, Sachs & Co., July 1995 to Present. Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

James A. Fitzpatrick, Age 37, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President. Vice President of Goldman, Sachs & Co., April 1997 to Present. Vice President and General Manager, First Data Corporation, May 1983 to April 1997.

Gordon Linke, Age 49, 555 California Street, San Francisco, California 94104. Vice President. Vice President of Goldman, Sachs & Co. March 1990 to Present.

Howard B. Surloff, Age 32, 85 Broad Street, New York, New York 10004. Assistant Secretary. Assistant General Counsel, Goldman Sachs Asset Management and Associate General Counsel, Goldman Sachs Asset Management Funds Group, November 1997 to Present. Assistant General Counsel and Vice President, Goldman, Sachs & Co., November 1995 to Present. Vice President, Goldman, Sachs & Co., May 1994 to Present. Counsel to the Funds Group, Goldman Sachs Asset Management November 1993 to Present. Formerly Associate of Shereff, Friedman, Hoffman & Goodman, October 1990 to November 1993.

Kaysie Uniacke, Age 36, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, Goldman Sachs Asset Management, 1988 to Present.

Elizabeth Anderson, Age 28, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, April 1996 to present. Junior Portfolio Manager, 1995 to April 1996. Funds Trading Assistant, Goldman Sachs Asset Management, 1993 to 1995. Formerly, Compliance Analyst, Prudential Insurance, 1991 through 1993.

Steven Hartstein, Age 34, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Product Analyst, Goldman, Sachs & Co., June 1993 to Present. Funds Compliance Officer, Citibank Global Asset Management, August 1991 to June 1993.

Deborah Farrell, Age 26, One New York Plaza, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman, Sachs & Co., January 1996 to Present. Secretary, Goldman, Sachs &

Co., January 1994 to January 1996. Secretary, Cleary, Gottlieb, Steen & Hamilton, September 1990 to January 1994.

As of November 30, 1997, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. (For information about shares of the Fund owned by credit unions of which certain Trustees are officers, see "Description of Units" below.) Certain officers hold comparable positions with certain other investment companies of which Goldman, Sachs & Co., GSAM or an affiliate thereof is the investment adviser and/or distributor.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended August 31, 1997:




                                                                          Total Compensation
                      Aggregate                 Pension or Retirement     From Goldman Sachs
                      Compensation              Benefits Accrued as       Mutual Funds*
Name of Trustee       From the Trust            Part of Trust's Expense   (Including the Trust)
---------------       --------------            -----------------------   ---------------------
Gene R. Artemenko      $6,000                           -0-                      $6,000
James C. Barr          $6,000                           -0-                      $6,000
Edgar F. Callahan      $0-                              -0-                         -0-
Robert M. Coen         $6,000                           -0-                      $6,000
John T. Collins        $6,000                           -0-                      $6,000
Thomas S. Condit       $6,000                           -0-                      $6,000
Rudolph J. Hanley      $6,000                           -0-                      $6,000
Betty G. Hobbs         $6,000                           -0-                      $6,000
John P. McNulty        $0                               -0-                         -0-
John L. Otsby**        $6,000                           -0-                      $6,000
Wendell A. Sebastian   $0                               -0-                         -0-

* The Goldman Sachs Mutual Funds consisted of 81 mutual funds, including the three series of the Trust, on August 31, 1997.
**  Mr. Ostby ceased to be a Trustee of the Trust as of December 15, 1997

                          ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

As stated in the Prospectus, Goldman, Sachs & Co., through Goldman Sachs Asset Management ("GSAM"), One New York Plaza, 41st Floor, New York, New York 10004, a separate operating division, acts as the Fund's investment adviser. See "Management--Investment Adviser and Transfer Agent" in the Prospectus for a description of the investment advisory duties of Goldman, Sachs & Co. Goldman, Sachs & Co.'s administrative obligations include, subject to the general supervision of the Trustees of the Fund, (a) providing supervision of all aspects of the Fund's non-investment operations not performed by others pursuant to the

Fund's administration agreement or custodian agreement, (b) providing the Fund, to the extent not provided pursuant to such agreements or the Fund's transfer agency agreement, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to unitholders, periodic updating of the Prospectus and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and necessary office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements, (f) to the extent requested by the Trustees of the Fund, negotiating changes to the terms and provisions of the Fund's administration agreement, the custodian agreement and the distribution agreement with Callahan Financial Services, Inc., and (g) reviewing and paying (or causing to be paid) all bills or statements for services rendered to the Fund.

The advisory agreement provides that Goldman, Sachs & Co. may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, Goldman, Sachs & Co. will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify Goldman, Sachs & Co. against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

The advisory agreement will remain in effect with respect to a particular Portfolio until March 31, 1998, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding units of such Portfolio (as defined under "Investment Restrictions") or by a majority of the Trustees of the Fund, and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to Goldman, Sachs & Co. and by Goldman, Sachs & Co. on 60 days' written notice to the Fund.

Expenses borne by the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio include, subject to the limitations described in the Prospectus, the fees payable to Goldman, Sachs & Co. and CUFSLP, the fees and expenses of the Fund's custodian, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or laws arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of addition information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios' unitholders and regulatory authorities and compensation and expenses of the Trustees.

For the fiscal years ended August 31, 1997, August 31, 1996 and August 31, 1995, the advisory fees paid and/or owed by each Portfolio were as follows:

                               1997                   1996           1995

Money Market             $  439,853+            $ 541,946+     $ 410,109+
 Portfolio
Government               $1,082,182             $1,067,553     $1,078,346
 Securities
 Portfolio
Mortgage                 $  668,959             $555,708++     $388,187++
 Securities
 Portfolio

_____________________


     + Waived additional advisory fees in the amount of $356,960, $351,232 and $109,898, respectively, for such periods. Without waivers, the Money Market Portfolio would have paid advisory fees of $796,813, $893,178 and $520,007, respectively, for such periods. In addition, the expenses of the Money Market Portfolio were reduced or otherwise limited in the amounts of $33,469, $0 and $78,198, respectively, by the Adviser for such periods.

     ++ Waived additional advisory fees in the amount of $59,027 and $140,912, respectively, for such periods. Without waivers, the Mortgage Securities Portfolio would have paid advisory fees of, $614,735 and $529,099, respectively, for such periods.


                             PORTFOLIO TRANSACTIONS

In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker's commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security), the Fund's advisory agreement provides that Goldman, Sachs & Co. shall attempt to obtain the best net price and the most favorable execution. On occasions when Goldman, Sachs & Co. deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which Goldman, Sachs & Co. acts as investment adviser), the advisory agreement provides that Goldman, Sachs & Co., to the extent permitted by applicable laws and regulations, may aggre gate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Goldman, Sachs & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for such Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits Goldman, Sachs & Co., in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.

During the fiscal year ended August 31, 1997, the Funds acquired and sold securities issued by Lehman Brothers, Chase Securities, Bear Stearns Companies, Inc., Morgan Stanley Group, Inc., Swiss Bank Corp., Deutsche Bank, Nomura Securities International and Dresdner Kleinwort Benson, N.A. At August 31, 1997, the Money Market Portfolio held the following amounts of securities of its regular brokers/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Chase Securities - $15,000; Goldman Sachs & Co. - $34,736; Bear Stearns Companies, Inc. - $16,700; Deutsche Bank, - $26,386; Swiss Bank Corp. - $29,559; and J.P. Morgan Securities, Inc. - $5,010. The Government Securities Portfolio held the following: Dresdner Kleinwort Benson, N.A. - $5,160; Bear Stearns Companies, Inc. - $8,385; Nomura Securities International - $1,613; Morgan Stanley & Co. - $210; and J.P. Morgan Securities, Inc. -$3,225. The Mortgage Securities Portfolio held the following: Dresdner Kleinwort Benson, N.A. - $8,160; Morgan Stanley & Co. - $333; Bear Stearns Companies, Inc. - $13,260; Nomura Securities International - $2,550; and J.P. Morgan Securities, Inc. - $5,100.

ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of Goldman, Sachs & Co. and its advisory
-----------------
affiliates in the management of, or interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or impede their investment activities.

Goldman, Sachs & Co. and its advisory affiliates have proprietary interests in, and manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or engage in transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates are major participants in the fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman, Sachs & Co. and its affiliates are actively engaged in transactions in the same securities and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities and instruments in which the Portfolios will invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in GSAM and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When GSAM and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

From time to time, a Portfolio's activities may be restricted because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when GSAM will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which GSAM and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Portfolios, GSAM may have access to certain fundamental analysis and proprietary technical models developed by Goldman, Sachs & Co. and other affiliates. GSAM will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman, Sachs & Co. nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that GSAM will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman, Sachs & Co. and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by GSAM in managing the Portfolios.

The results of each Portfolio's investment activities may differ significantly from the results achieved by Goldman, Sachs & Co. and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman, Sachs & Co. and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Portfolios. Moreover, it is possible that the Portfolios will sustain losses during periods in which Goldman, Sachs & Co. and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

An investment policy committee which may include managing directors of Goldman, Sachs & Co. and its affiliates may develop general policies regarding Portfolio activities, but will not be involved in the day-to-day management of the Portfolios. In such instances, those individuals may, as a result, obtain information regarding the Portfolios' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman, Sachs & Co., any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Portfolios invest.

In addition, certain principals and certain of the employees of GSAM are also principals or employees of Goldman, Sachs & Co. or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

GSAM may enter into transactions and invest in instruments on behalf of a Portfolio in which customers of Goldman, Sachs & Co. serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman, Sachs & Co. and its affiliates may also create, write or issue derivative instruments for customers of Goldman, Sachs & Co. or its affiliates, the underlying securities or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman, Sachs & Co. or its affiliates and may also enter into transactions with other clients of Goldman, Sachs & Co. or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman, Sachs & Co. and its affiliates on an arm's-length basis.

Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman, Sachs & Co. nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman, Sachs & Co. or any of its affiliates in evaluating the Fund's creditworthiness.

It is possible that a Portfolio's holdings will include securities of entities for which Goldman, Sachs & Co. performs invest ment banking services as well as securities of entities in which Goldman, Sachs & Co. makes a market. From time to time, Goldman, Sachs & Co.'s activities may limit the Portfolios' flexibility in purchases and sales of securities. When Goldman, Sachs & Co. is engaged in an underwriting or other distribution of securities of an entity, GSAM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolios.

TRANSFER AGENT

Under its transfer agency agreement, Goldman, Sachs & Co. serves as transfer agent and dividend disbursing agent for the Fund. Goldman, Sachs & Co. has undertaken to the Fund to (a) process and provide confirmations for purchase and redemption transactions, (b) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Fund, (c) establish and maintain separate accounts with respect to each unitholder, (d) provide periodic statements showing account balances and (e) provide for dividends or distributions to unitholders.

As compensation for the services rendered to the Fund as transfer agent, Goldman, Sachs & Co. is entitled to a fee of $18 per year for each unitholder account plus reimbursement for certain expenses.

For the last three fiscal years, the transfer agency fees accrued by each Portfolio were as follows:

                               1997               1996               1995
                             ------             ------             ------

Money Market                   *                  *                  *
Portfolio

Government                   $4,032             $4,333             $4,252
Securities
Portfolio

Mortgage                     $1,263             $1,236             $1,407
Securities
Portfolio

* The transfer agent received no fees for the periods indicated above.

ADMINISTRATOR

As stated in the Prospectus, Callahan Credit Union Financial Services Limited Partnership (CUFSLP) acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC, (b) periodically review the services performed by the investment adviser, the custodian, the distributors and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate, (c) negotiate changes to the terms and provisions of the Fund's advisory agreement, the custodian agreement, the transfer agency agreement and the distribution agreement with Goldman, Sachs & Co., to the extent requested by the Trustees of the Fund, and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries, (b) develop and monitor investor programs for credit unions, (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund, (d) inform Goldman, Sachs & Co. in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by unitholders and new investors, (e) provide information and assistance in connection with the registration of the Fund's units in accordance with state securities requirements, (f) make available and distribute information concerning the Fund to unitholders as requested by the Fund, (g) handle unitholder problems and calls relating to administrative matters, (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund, (i) provide assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Fund or the Fund's independent accountants, (j) furnish stationery and office supplies, and (k) generally assist in the Fund's operations.

For the last three fiscal years, the administration fees earned by CUFSLP were as follows:

                               1997               1996               1995
                           --------          ---------          ---------
Money Market               $190,866+         $244,221+          $102,002+
 Portfolio

Government                 $541,091          $ 533,777          $ 539,173
Securities
Portfolio

 Mortgage                  $167,240          $ 153,910          $ 132,275
Securities
Portfolio

_____________________

+    Waived additional administration fees in the amount of $240,343, $251,230 and $163,831, respectively.

The administration agreement will remain in effect until March 31, 1998, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to CUFSLP and by CUFSLP on 60 days' written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.

The thirty-nine credit unions listed below are the limited partners of CUFSLP, which created Trust for Credit Unions in conjunction with Goldman, Sachs & Co. As of September 30, 1997, these credit unions had total assets of $25.8 billion from twenty-two different states.

J. David Osborne, President
Larry Hoffman, Vice President-Finance
Anheuser-Busch Employees Credit Union

Larry Morgan, President
APCO Employees Credit Union

Douglas Ferraro, President
Bellco First Federal Credit Union

Gary Oakland, President
T. Brad Canfield, Vice President

Accounting/Investments
Boeing Employees Credit Union

John Siefken, President
Sandy Andrews, Sr. Vice President
Citizens Equity Federal Credit Union

Dean Nelson, President
Bryan Bennett, Vice President-Controller
City-County Federal Credit Union

Larry T. Wilson, President
Barry Hooks, Finance Manager
Coastal Federal Credit Union

Tom Budd, CEO Controller
Ron Unger, President
Dearborn Federal Credit Union

Donald Hersman, President
Kendrick Smith, Portfolio Manager
Eastern Financial Credit Union

Thomas E. Sargent, President
Michael Osborne, Chief Financial Officer

First Technology Credit Union

Brian Crawford, Executive Vice President
GTE Federal Credit Union

Stan Hollen, President
Judy Flores, Chief Financial Officer
The Golden 1 Credit Union

Charles Cockburn, President
Hudson Valley Federal Credit Union

Paul Horgen, President

Bobbi Olson, Chief Financial Officer
IBM Mid America Employees Federal Credit Union

Bob Jansen, President
Inland Employees Federal Credit Union

Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union

Frank Berrish, President
LICU Corporate Federal Credit Union

Dennis Pierce, President
Dennis Mann, Senior Vice President
Members America Credit Union

Joseph Bressi, President
Montgomery County Teachers Federal Credit Union

Douglas M. Allman, President
NASA Federal Credit Union

Lindsay Alexander, President

Tim Duvall, Finance Division Manager
NIH Federal Credit Union

Brad Beal, President

Paul Parrish, Sr. Vice President
Nevada Federal Credit Union

Joseph S. Coey, President
New Mexico Educators Federal Credit Union

Michael J. Maslak, President

Kim Reedy, Chief Financial Officer
North Island Federal Credit Union

Rudy Hanley, President

Paul Sundermann, Chief Financial Officer
Orange County Teachers Federal Credit Union

Edgar F. Callahan, President
Andrew Hunter, Chief Financial Officer
Patelco Credit Union

Ludelle Morrow, President
Provident Central Credit Union

Jeffrey Farver, President
San Antonio Federal Credit Union

Doug Samuels, President
Space Coast Credit Union

Stephan Winninger, President
State Employees Credit Union

Donald Granato, President
Steel Works Community Federal Credit Union

Richard Rice, President
Teachers Credit Union

Betty Hobbs, President
Roy Dobbs, Executive Vice President
Tennessee Teachers Credit Union

Robert Siravo, President
Travis Federal Credit Union

Gregory Blount, President
Tropical Federal Credit Union

Philip L. Hart, President
Tulsa Federal Employees Credit Union

Leonard Greene, President
Unified Federal Credit Union

E. Burton Eubanks, President
University Federal Credit Union

Frank Berrish, President
Visions Federal Credit Union

CUSTODIAN

State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Fund's portfolio securities and cash. State Street also maintains the Fund's accounting records. The Northern Trust Company ("Northern") has been retained by State Street to serve as its agent in connection with certain wire receipts and transfers of funds.

AUDITORS

Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to audit services, Arthur Andersen LLP prepares the Fund's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The financial statements of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio, which are incorporated by reference into this Additional Statement (under "Financial Statements") from the Fund's annual report to unitholders for the fiscal year ended August 31, 1997 (the "Annual Report"), and the data set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, which is incorporated by reference in reliance upon the authority of said firm as experts in giving said report.

                            AMORTIZED COST VALUATION

As stated in the Prospectus, the Money Market Portfolio seeks to maintain a net asset value of $1.00 per unit and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. In this connection, the amortized cost method may result in dilution of unitholder interests. Similar effects arise out of the rounding of the Portfolio's net asset value per unit to the nearest one cent.

However, the Fund expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Fund's Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to Goldman, Sachs & Co., are obligated, as a particular responsibility within the overall duty of care owed to the unitholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value of such Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per unit. The Trustees' procedures include periodically monitoring the difference (the "Market Value Difference") between the amortized cost value per unit and the net asset value per unit based upon available indications of market value, considering whether steps should be taken in the event such Market Value Difference exceeds 1/2 of 1%, and the taking of such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending unitholder income accruals, redeeming units in kind, canceling units without monetary consideration, or utilizing a net asset value per unit based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing unitholders which might arise from Market Value Differences. Available indications of market value used by the Fund consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

Rule 2a-7 requires that the Money Market Portfolio limit its investments to those which Goldman, Sachs & Co., under guidelines established by the Fund's Board of Trustees, determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus.
The Rule also calls for the Money Market Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value per unit and precludes the purchase of any instrument deemed under such Rule to have a remaining maturity of more than 397 days.

Generally, the maturity of an instrument held by the Money Market Portfolio shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features that satisfy certain regulatory requirements may be deemed to have remaining maturities as follows: (a) a government security with a variable or floating rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(b) an instrument with a variable or floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have maturity equal to the earlier of the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (c) an instrument with a variable rate of interest the principal amount of which scheduled to be paid in more than thirteen months, that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest the principal amount of which scheduled to be paid in more than thirteen months, that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities; and (f) investment in another money market fund may be treated as having a maturity equal to the period of time within which the acquired money market fund is required to make payment upon redemption, unless the acquired money market fund has agreed in writing to provide redemption proceeds within a shorter time period, in which case the maturity of such investment may be deemed to be the shorter period.

                              DESCRIPTION OF UNITS

As the Prospectus indicates, the Fund's Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. Under the terms of the Trust Agreement, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, unitholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Units do not have preemptive or conversion rights. Units when issued as described in the Prospectus are fully paid and nonassessable, except as expressly set forth below.

Any Trustee may be removed by the unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a net asset value of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Trust Agreement provides for unitholder voting only (a) with respect to any contract as to which unitholder approval is required by the 1940 Act, (b) with respect to any termination or reorganization of the Fund or any Portfolio to the extent and as provided in the Trust Agreement, (c) with respect to any amendment of the Trust Agreement (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote, (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders, and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Trust Agreement, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust Agreement contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Trust Agreement provides for indemnification out of Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Trust Agreement provides that on any matter submitted to a vote of the unitholders, all units entitled to vote, irrespective of investment portfolio, shall be voted in the aggregate and not by investment portfolio except that (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio, and
(c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

As of November 30, 1997 the outstanding units of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio were 35,370,108.030, 485,578,390.70 and 56,686,417.168, respectively. To the Fund's knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of the Money Market Portfolio were: Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (6.24%) and Citizens Equity Federal Credit Union, 5700 N. Middle Rad Peoria, IL 61607 (10.77%). To the Fund's knowledge, as of the same date, the only entities which may have owned 5% or more of the outstanding units of the Government Securities Portfolio were: Apco Employees Credit Union, 1608 7th Avenue, North, Birmingham, AL 35203 (5.39%), Boeing Employees Credit Union, 12770 Gateway Drive, Tukwila, WA 98124-9750 (7.21%), GTE Federal Credit Union, PO Box 10550, Tampa, FL 33679 (8.27%), and Patelco Credit Union, 156 Second Street, San Francisco, CA 92711 (13.56%). To the Fund's knowledge, as of the same date, the only entities which may have owned 5% or more of the outstanding units of the Mortgage Securities Portfolio were: Dearborn Federal Credit Union, 400 Town Center Drive, Dearborn, MI 48126 (5.16%), Eastern Financial Federal Credit Union, 700 South Royal Poinciana Blvd. Miami Springs, FL 33166 (5.63%), Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (5.66%), First Technology Federal Credit Union, 3855 S.W. 153rd Drive, Beaverton, OR 97006 (12.63%), and Patelco Credit Union, 156 Second Street, San Francisco, CA 94105, (17.18%).


                  ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND
                          MORTGAGE-RELATED SECURITIES

THE NATURE OF ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Government Securities Portfolio, the Mortgage Securities Portfolio and, to a lesser extent, the Money Market Portfolio invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

There are a number of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolios will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which the Portfolios may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Portfolios' investments in both privately-issued mortgage-related securities (in the case of the Mortgage Securities Portfolio) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities by delaying the receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

     1. Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan.

     Further, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

     2. Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

     3. Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure any default on a mortgage loan, including a payment default. The court in certain instances, may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property and alter the mortgage loan repayment schedule and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss in respect thereof will be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

     4. "Due-on-Sale" Provisions. Fixed-rate mortgage loans may contain a so-called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

     5. Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. In general, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated.

A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. Generally, however, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduced the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which are subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Portfolios may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Portfolios.

1.Private Mortgage Pass-Through Securities

General Characteristics. The Mortgage Securities Portfolio may invest in privately-issued mortgage pass-through securities ("Mortgage Pass-Throughs") which represent participation interests in pools of private mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Each mortgage pool underlying Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the "Mortgaged Properties"). The Mortgaged Properties will consist of residential properties upon which are located detached individual dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential investment properties, multi-family units or properties with mixed residential and commercial uses. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificateholders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificateholders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificateholders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and structures described below under the caption "Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations."

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificateholders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by an NRSRO to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. A rating agency's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and that, as a result of such recharacterization, payments on such certificates may be affected.

Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

In addition, one or more classes of certificates of Mortgage Pass-Throughs may be subordinate certificates which provide that the rights of the subordinate certificateholders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificateholders. If so structured, the subordination feature may be enhanced by distributing to the senior certificateholders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificate is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificateholders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificateholders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificateholders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, is intended to enhance the likelihood of timely receipt by senior certificateholders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificateholders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificateholders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificateholders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

2.Government Mortgage-Related Securities

As stated in the Prospectus, certain mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") ("Government Mortgage-Related Securities"). GNMA securities are backed by the full faith and credit of the

U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of their ability to borrow from the U.S. Treasury, they are generally viewed by the market as high quality securities with minimal credit risks. There are several types of guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC pass-through certificates. The Portfolios will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with their respective investment policies and objectives.

GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount.

FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Each FNMA Certificate is issued and guaranteed by and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by FNMA. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by FNMA.

FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled monthly installments of principal and interest after FNMA's servicing and guaranty fee, whether or not received, to certificate holders. FNMA is also obligated to distribute to holders of certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA Certificates are obligations solely of FNMA.

FHLMC Certificates. FHLMC is a corporate instrumentality of the United States. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC Certificates. A FHLMC Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "FHLMC Certificate group") purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such Certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC Certificates are obligations solely of FHLMC.

The mortgage loans underlying the FHLMC Certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of between ten and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another FHLMC Certificate group.

3.  Multiple Class Pass-Through Securities and Collateralized Mortgage
Obligations

As stated, the Government Securities Portfolio and the Mortgage Securities Portfolio may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be issued by U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Mortgage Securities Portfolio, by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios may not purchase residual interests.

Each class of CMOs often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such Z-Bonds are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. That is to say, FNMA will be obligated to distribute on a timely basis to holders of FNMA CMO Certificates required installments of principal and interest and to distribute the principal balance of each class of CMO in full, whether or not sufficient funds are otherwise available.

For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a Pc pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

                           OTHER INVESTMENT PRACTICES

LENDING OF PORTFOLIO SECURITIES

The Government Securities Portfolio and the Mortgage Securities Portfolio may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously collateralized (with a perfected first priority) by cash, cash equivalents or Government Securities in an amount at least equal to the market value of the securities loaned. Each Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days notice. For the duration of a loan, each Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by Goldman, Sachs & Co. to be of good standing, and when, in its judgment, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If Goldman, Sachs & Co. determines to make securities loans, it is expected that during the current fiscal year such loans will not exceed 5% of a Portfolio's total assets.

INVERSE FLOATING RATE SECURITIES

The Government Securities Portfolio and the Mortgage Securities Portfolio may, to the extent permitted by the National Credit Union Administration ("NCUA"), invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

                            INVESTMENT RESTRICTIONS

As the Prospectus states, the Fund may only invest in obligations authorized under the Federal Credit Union Act. This restriction may not be changed without the approval of the holders of a majority of the outstanding units of each affected Portfolio as described below. In addition, the Fund has adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. The Fund may not:

     (1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio's investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of (a) in the case of the Mortgage Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations; or (b) in the case of the Government Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances and bank repurchase agreements; or (c) in the case of the Money Market Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances, bank repurchase agreements and other obligations issued or guaranteed by banks (except commercial paper); and provided further that during normal market conditions the Mortgage Securities Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities. Note: The current position of the staff of the SEC is that only the Money Market Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. For this purpose, the staff also takes the position that foreign branches of domestic banks may, if certain conditions are met, be treated as domestic banks. The Fund intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion until such time, if ever, that the SEC staff modifies its position.

     (2) Invest any one Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of such Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Money Market Portfolio and Government Securities Portfolio may be invested in repurchase agreements, certificates of deposit, bankers' acceptances, time deposits and federal funds without regard to such 5% limitation; (b) up to 25% of the value of the total assets of the Mortgage Securities

     Portfolio may be invested without regard to such 5% limit and (c) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (3) Make loans, except through (a) the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of each Portfolio, (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of each Portfolio and (d) the lending of securities in accordance with the investment objective of the Government Securities Portfolio and the Mortgage Securities Portfolio.

     (4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one third of the value of the Portfolio's net assets.

     (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

     (6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (7)  Purchase or sell commodities or commodity contracts.

     (8) Purchase any voting securities except of investment companies (closed-end investment companies in the case of the Money Market Portfolio and Government Securities Portfolio) solely to the extent permitted by the 1940 Act, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against the Fund's investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

     (9)  Act as an underwriter of securities.

     (10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein or (b) purchasing securities on a when-issued or delayed delivery basis.

     (11) Purchase any security for the Money Market Portfolio that is restricted as to disposition under federal securities laws (foreign securities traded only in foreign markets are not regarded as restricted).

     (12) Purchase any security on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

     (13)  Make short sales of securities or maintain a short position.

     (14)  Write, purchase or sell puts, calls or combinations thereof.

Investment Restriction No. (2) above is intended to incorporate the diversification requirements of the 1940 Act and the rules thereunder. Pursuant to SEC Rule 2a-7, which establishes separate diversification requirements for money market funds, the Money Market Portfolio currently may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, repurchase agreements collateralized by such obligations and securities subject to unconditional guarantees (as defined by SEC regulations) which are issued by persons that, directly or indirectly, do not control, and are not controlled by or under common control with, the issuers of the securities (Unconditional Guarantees). The Portfolio may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. Investment by the Money Market Portfolio in Unconditional Guarantees is subject to further diversification requirements. Immediately after the acquisition of a security, the Money Market Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Guarantees from the same person, except that the Portfolio may invest up to 25% of its total assets in securities subject to Unconditional Guarantees issued by non-controlled persons (as defined) that are rated in the highest rating category as determined by two NRSROs (or one NSRO if the security is rated by only one NRSRO). In addition to the foregoing, the Money Market Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features whereunder the Portfolio has the right to sell the securities to the third parties. Adherence by the Money Market Portfolio to the requirements of SEC Rule 2a-7, which are not fundamental and may be changed in the future without shareholder vote, is considered to be adherence to the requirements of Investment Restriction No. 2 above.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio of the Fund.

Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if borrowings exceed 5% of the value of the applicable Portfolio's assets.

The prohibition against short sales and short positions does not include transactions sometimes referred to as "short sales against the box" where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this Additional Statement with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term "majority of the outstanding units" of either the Fund or a particular Portfolio of the Fund means the vote of the lesser of (i) 67% or more of the units of the Fund or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Fund or such Portfolio.

As stated in the Prospectus, investments purchased by the Portfolios before January 1, 1998 (the effective date of recent amendments to the Rules and Regulations of the NCUA) will be governed by the Rules and Regulations in effect when purchased, and the Portfolios may continue to hold such investments after such date subject to compliance with such former Rules and Regulations. Among other things, prior to January 1, 1998 a Portfolio could invest in a CMO class that did not meet the tests stated in the Prospectus when the purchase was made solely to reduce interest rate risk. In addition, a Portfolio could invest in a floating or adjustable rate CMO/REMIC class, irrespective of whether it has been purchased to reduce interest rate risk, if:

          1. The estimated change in the price of the CMO/REMIC was not more than 17% due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points;

          2.    the interest rate was reset at least annually;

          3. the interest rate was below the contractual cap of the CMO/REMIC class at the time of purchase or a subsequent testing date;

          4. the index upon which the interest rate was based was a conventional widely-used market interest rate index such as the London Interbank Offered Rate; and

          5. the interest rate of the instrument varied directly (not inversely) with the index upon which it was based and was not reset as a multiple of the change in the index.

Prior to January 1, 1998 a Portfolio could also purchase a stripped mortgage-backed security to reduce the interest rate risk of its holdings.

                     CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, quotation of the Money Market Portfolio's "yield" and "effective yield," and the yields and the total return of the Government Securities Portfolio and the Mortgage Securities Portfolio, may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund's distributors on behalf of the Portfolios. These performance figures are calculated in the following manner.

MONEY MARKET PORTFOLIO

Yield--the net annualized yield based on a specified 7-calendar day period
-----
calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

Effective Yield--the net annualized yield for a specified 7-calendar day period
---------------
assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1)365/7]-1

For the seven-day period ended August 31, 1997, the yield and the effective yield for the Money Market Portfolio were:

                                 7-Day Period
                             Ended August 31, 1997
              ---------------------------------------------------
        With Fee Waivers
        and Expense                            Without Fee Waivers and
        Reimbursements                         Expense Reimbursements
        -------------------               ------------------------------
Yield                 5.52%                         5.32%
Effective Yield       5.67%                         5.47%

Government Securities Portfolio and Mortgage Securities Portfolio

Yield--The yield of the Government Securities Portfolio and the Mortgage
-----
Securities Portfolio is calculated by dividing the net investment income per unit (as described below) earned by such Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                             a-b
                   Yield =2[(--- + 1) to the sixth power - 1]
                             cd

Where:

     a=   dividends and interest earned during the period.

     b=   expenses accrued for the period (net of fee waivers)

     c= the average daily number of units outstanding during the period that were entitled to receive dividends.

     d=   maximum offering price per unit on the last day of the period.

Except as noted below, interest earned on debt obligations held by the Government Securities Portfolio and the Mortgage Securities Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Total Return--The Government Securities Portfolio and the Mortgage Securities
------------
Portfolio compute average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                      ERV
               T = [(-----) to the first power divided by n - 1]
                       P

Where:

     T = average annual total return

     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

     P =  hypothetical initial payment of $1,000.

     n =  period covered by the computation, expressed in terms of years.

The Government Securities Portfolio and the Mortgage Securities Portfolio compute their cumulative total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating cumulative total return is as follows:

                                      ERV
                                T = [(---- - 1)]
                                       P

Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period (although a Portfolio may also publish non-standardized calculations without this assumption). Calculations of aggregate total return also assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Year-to-year total return is calculated in a similar manner.

                                                                PERFORMANCE FIGURES
                                                             Value of $1,000 Investment
                                                             --------------------------
                                        Year Ending 8/31/97                   Five Year ending 8/31/97
                                        -------------------                   ------------------------
                                                        Without Fee                         Without Fee
                                     With Fee Waiver    Waiver and/or    With Fee Waiver    Waiver and/or
                 30-Day Period       and/or expense     expense          and/or expense     expense
                 Ending 8/31/97      remimbursement     remimbursement   remimburse-ment    remimbursement
Government
Securities
Portfolio

Yield          6.10%  N/A                  N/A                N/A                 N/A                N/A

Ending         N/A                         $1,070.90          $1,070.90         $1,282.60          $1,280.69
Redeemable
Value at
8/31/97

Average        N/A                              7.09%              7.09%             5.10%              5.07%
Annual
Total Return

Cumulative     N/A                              7.09%              7.09%            28.26%             28.07%
Total Return

MORTGAGE
SECURITIES
PORTFOLIO

Yield          6.59%  N/A                  N/A                N/A                 N/A                N/A

Ending         N/A                         $1,078.90          $1,078.90           N/A                N/A
Redeemable
Value at
8/31/97

Average        N/A                              7.89%              7.89%          N/A                N/A
Annual
Total Return

Cumulative     N/A                              7.89%              7.89%          N/A                N/A
Total Return
                                                                PERFORMANCE FIGURES
                                                             Value of $1,000 Investment
                                                             --------------------------

                        Commencement of
                        ---------------
                        operations through
                        ------------------
                        8/31/97
                        -------
                                    Without Fee
                 With Fee Waiver    Waiver and/or
                 and/or expense     expense
                 remimbursement     remimbursement
Government
Securities
Portfolio

Yield                  N/A                N/A

Ending                 $1,382.50          $1,373.16
Redeemable
Value at
8/31/97

Average                     5.41%              5.29%
Annual
Total Return

Cumulative                 38.25%             37.32%
Total Return

MORTGAGE
SECURITIES
PORTFOLIO

Yield                  N/A                N/A

Ending                 $1,324.10          $1,322.27
Redeemable
Value at
8/31/97

Average                     5.90%              5.87%
Annual
Total Return

Cumulative                 32.41%             32.23%
Total Return

* For the periods from July 10, 1991 and October 9, 1992, (commencement of operations for the Government Securities Portfolio and the Mortgage Securities Portfolio, respectively) to August 31, 1997.

In addition, the Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

ALL PORTFOLIOS

Each of the Portfolios may also quote from time to time distribution rates in reports to unitholders and in sales literature. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.

For the thirty-day period ended August 31, 1997, the distribution rate of each of the following Portfolios was:

                                                        30-Day Period
                         30-Day Period                  Ended August 31,
                         Ended August 31, 1997,         1997 Without
                         With Expense                   Expense
Portfolio                Reimbursement                  Reimbursment
---------                -------------                  ------------
Government Securities           6.13%                        6.13%
Mortgage Securities             6.51%                        6.51%

From time to time the Portfolios' comparative performance may be advertised as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Business Week, Financial World and Forbes. In addition, the Fund may from time to time advertise the Portfolios' performance relative to certain indices and benchmark investments, including (a) the Lehman Brothers Government/Corporate Bond Index,
(b) Lehman Brothers Government Index, (c) Lehman Brothers ARM Index; (d) Lehman Brothers 1-2 year Government Index; (e) Lehman Brothers 1-3 year Government Index;(f) Merrill Lynch 1-2.99 Year Treasury Index, (g) Merrill Lynch 2-Year Treasury Curve Index, (h) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (i) the Payden & Rygel 2-Year Treasury Note Index, (j) 1-3 Year U.S. Treasury Notes, (k) constant maturity U.S. Treasury yield indices, (l) the Consumer Price Index, (m) the London Interbank Offered Rate, (n) other taxable investments such as certificates of deposit, money market mutual funds, repurchase agreements and commercial paper, and (o) historical data concerning the relative performance of adjustable and fixed-rate mortgage loans.

The composition of the securities in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's Portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

From time to time advertisements or communications to unitholders may summarize the substance of information contained in share holder reports (including the investment composition of the Portfolios), as well as the views of Goldman, Sachs & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolios (such as the supply and demand of mortgage-related securities and the relative performance of different types of mortgage loans and mortgage-related securities as affected by prepayment rates and other factors).

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

In addition, advertisements or unitholder communications may include a discussion of certain attributes or benefits to be derived by an investment in such Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Performance data is based on historical results and is not intended to indicate future performance. Yield total return and distribution rates will vary based on changes in market conditions, the level of interest rates, and Portfolio expenses. The value of units of the Government Securities Portfolio and Mortgage Securities Portfolio will fluctuate, and an investor's units may be worth more or less than their original cost upon redemption.

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC.

The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference. Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.

                              FINANCIAL STATEMENTS

The financial statements and related report of Arthur Andersen LLP, independent public accountants, contained in the Portfolios' 1997 Annual Report are hereby incorporated by reference. No other parts of the 1997 Annual Report are incorporated by reference herein. A copy of the Annual Report accompanies or has preceded his Additional Statement and may be obtained without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, or Callahan Credit Union Financial Services Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1022, Washington, DC 20036-5504, or by calling Goldman, Sachs & Co. at (800) 342-5828 (800-DIAL-TCU) or Callahan Financial Services, Inc. at
(800)237-5678.

                       DESCRIPTION OF SECURITIES RATINGS*

A. LONG-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Moody's applies numerical modifiers l, 2, and 3 in the Aa category. The modifier 1 indicates that the company ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.


STANDARD & POOR'S RATINGS GROUP


AAA: Bonds rated AAA represent the highest grade debt obligations. This rating indicates the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: The obligor's capacity to meet its financial commitment on the obligation is very strong, and differs from AAA issues only in small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA category.

__________________________
 . The ratings systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

r:        A rating may be modified by the addition of an "r" rating to highlight derivative, hybrid and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

DUFF & PHELPS, INC.

AAA: Long-term debt securities which are rated AAA are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: Long-term debt securities which are rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Duff & Phelps applies modifiers AA+, AA, and AA- in the AA category for long-term debt securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category; the modifier AA indicates a mid-range ranking; and the modifier AA- indicates that the issue ranks in the lower end of the AA category.


FITCH IBCA, INC.


AAA: Bonds which are rated AAA are considered to be investment grade and denote the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial committments. This capacity is not significantly vuneralble to foreseeable events.

AA: Bonds which are rated AA denote a very low expectation of credit risk. The rating indicates very strong capacity for timely payment of financial committments although not quite as strong as bonds rated AAA. Bonds rated in the AA are not significantly vulnerable to foreseeable events.


Fitch IBCA applies plus (+) and minus (-) modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA-.


THOMSON BANKWATCH, INC.


AAA:      The highest category; indicates the ability to repay
principal and interest on a timely basis is extremely high.


AA:       The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

B.        SHORT-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted.

Prime-1: Issuers (or supporting institutions) are considered to have a superior ability for repayment of senior short-term promissory obligations. Many of Prime-1 repayment ability will often be evidenced by the following characteristics:

-  Leading market positions in well-established industries.
-  High rates of return on funds employed.
- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2: Issuers (or supporting institutions) are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP


Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


DUFF & PHELPS, INC.


Duff & Phelps' short-term debt ratings apply to all obligations with maturities under one year.


Duff 1: Investment grade commercial paper and short term debt rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 2: Investment grade commercial paper and short term debt rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing internal funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff & Phelps applies a plus and minus rating scale, Duff 1+, Duff 1 and Duff 1-, in the Duff 1 top grade category for commercial paper and short term debt. The rating Duff 1+ indicates that the security has the highest certainty of timely payment; short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations. The rating Duff 1-indicates a high certainty of timely payment; liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


FITCH IBCA, INC.


Fitch IBCA's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus (+) sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

THOMSON BANKWATCH, INC.

The TBW short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less.

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category; indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high a for issues rated TBW-1.

                     -------------------------------------
                                     TRUST

                               for Credit Unions

                     -------------------------------------


                                 ANNUAL REPORT
                           -------------------------
                                AUGUST 31, 1997

Dear TCU Investor,

  Thank you for your continued support of the Trust for Credit Unions (TCU). We would like to extend a special thank you to those credit unions that opened new accounts with TCU this year.

  We are pleased to report that the TCU portfolios performed well during the 12-month period under review, with each portfolio outperforming its respective benchmark. In addition, look for continued advances in the following areas during the upcoming year:

  . CUSTOMER SERVICE: In September 1997, Goldman, Sachs & Co. introduced its
   SMARTPlus system. An Internet-based program, SMARTPlus gives TCU investors the ability to check their account status and enter trades. To sign up, please call 1-800-621-2553. There is no charge for the service.

  . LOWER TCU MONEY MARKET PORTFOLIO EXPENSES: In July 1997, the fund's administrator and investment advisor each waived a portion of its fee in order to provide investors with a higher yield. We hope to continue this effort through 1998.

  We appreciate your choice of TCU for your credit union's investments and look forward to continuing to work with you for many years to come.

Sincerely,


/s/ Wendell A. Sebastian               /s/ Gordon F. Linke
Wendell A. Sebastian                   Gordon F. Linke
President                              Vice President
Callahan Financial Services, Inc.      Goldman Sachs Asset Management
and Trust for Credit Unions


September 30, 1997

Dear TCU Investor,

  We welcome the opportunity to review the performance of the Trust for Credit Unions portfolios for the 12-month period ending August 31, 1997. To help put the portfolios' performance in perspective, we are also providing a brief overview of the economy and bond market during the period.

ECONOMIC REVIEW: ECONOMIC ACTIVITY ACCELERATED, LED BY INCREASED CONSUMER
SPENDING

  When the Trust's fiscal year began in September 1996, lackluster consumer spending and a widening U.S. trade deficit restrained economic growth. However, during the fourth quarter of 1996 and first quarter of 1997, the pace of economic activity picked up significantly, led by a sharp increase in retail sales, rising factory orders and buoyant construction outlays. As a result, real Gross Domestic Product (GDP) rose 3.8% and 4.9% (annualized) during the fourth quarter of 1996 and the first quarter of 1997, respectively. In March, the stronger-than-expected economic data prompted Federal Reserve policy makers to raise the Federal funds rate to 5.50% from 5.25%, its first increase since February 1995. During the second quarter of 1997, real GDP eased to a somewhat more moderate 3.6% growth rate (annualized), partly because a cool spring impacted weather-sensitive areas such as retail sales and construction. As the period came to a close, growth reaccelerated, as indicated by a tightening labor market, a rebound in consumer purchases and an increase in home sales.

THE BOND MARKET FELL DUE TO RISING INFLATION FEARS, THEN REBOUNDED

  The U.S. fixed income market rallied sharply when the period began, as interest rates retreated during October and November 1996 in anticipation of a continued slowdown in U.S. economic growth. In December, however, the market experienced a reversal when strong economic data raised concerns that Federal Reserve policy makers would increase short-term interest rates to dampen potential inflationary pressures. As expected, the Fed raised the Federal funds rate in March; the move was broadly perceived as the first in a series of rate hikes.
  In early May, prospects for the bond market brightened. Economic activity moderated from its robust first-quarter pace, which made further rate hikes appear less necessary and helped investors regain confidence in the bond market. As a result, bond yields fell to their lowest point (on July 31) in 16 months. In August, however, strengthening growth caused bonds to again come under pressure.

                        HISTORICAL TREASURY YIELD CURVE

                   Years
                    to
                 Maturity             8/31/96         8/31/97
                 --------------------------------------------
                   3-Month           5.2800%         5.2100%

                   6-Month           5.4800%         5.3700%

                   1                 5.8900%         5.5600%

                   2                 6.3400%         5.9600%

                   3                 6.5200%         6.0800%

                   5                 6.7300%         6.2200%

                  10                 6.9400%         6.3400%
                  30                 7.1200%         6.6100%


                         Source: Bloomberg, L.P.

             The yield curve shifted downward across all maturities.

  During the period, the yield curve shifted downward. The yield on six-month Treasury bills fell slightly from 5.28% on August 31, 1996 to approximately 5.22% on August 31, 1997. Over the same time period, the yield on the 30-year U.S. Treasury bond declined from 7.12% to 6.61%.

ARM MARKET PERFORMED WELL, BUOYED BY LOW VOLATILITY AND STRONG INVESTOR DEMAND

  Adjustable rate mortgage securities (ARMs), which account for a significant percentage of the non-money market TCU portfolios, performed well during the period under review, supported by low volatility and a stable pace of mortgage prepayments. The ARM market's gains came primarily at the end of 1996 and early 1997, when interest rates rose sharply and prepayment activity slowed. As a result, yield spreads between ARMs and similar-duration Treasuries narrowed and have remained tight through the summer of 1997.

ECONOMIC OUTLOOK: GROWTH IS EXPECTED TO ACCELERATE DURING THE REMAINDER OF THE YEAR

  Despite slowing economic activity during the second quarter, Goldman Sachs' economists expect above-average growth to resume later in the year. Though we do not expect inflation to pick up measurably near term, accelerating growth could induce further Fed tightening sooner than the market is currently anticipating.

TCU MONEY MARKET PORTFOLIO

OBJECTIVE

  The objective of the TCU Money Market Portfolio (MMP) is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing in high-quality money market instruments authorized under the Federal Credit Union Act.

PERFORMANCE REVIEW

  For the 12-month period ended August 31, 1997, the TCU Money Market Portfolio had a total return of 5.43%, outperforming Donoghue's All-Taxable Money Market Index total return of 5.02%. As of August 31, 1997, the portfolio had a seven-day current yield of 5.52% and an effective yield of 5.67%./1/

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  During the period, we shifted the portfolio's asset allocation among the different sectors to add incremental yield. These changes included a significant reduction of the portfolio's allocation in lower yielding securities such as repurchase agreements (to 39.8% of the portfolio) and an increase in relatively higher yielding sectors such as bankers' acceptances/CDs (39.4%) and bank notes (10.6%). The remainder of the portfolio was a 6.8% position in Federal funds and a 3.4% position in variable rate obligations.

                  PORTFOLIO COMPOSITION AS OF AUGUST 31, 1997*

                  Repurchase Agreements............... 39.8%
                  Bankers' Acceptances and CDs........ 39.4%
                  Bank Notes.......................... 10.6%
                  Federal Funds.......................  6.8%
                  Variable Rate Obligations...........  3.4%



* These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  We currently expect the Fed to tighten during the fourth quarter of 1997 or the early first quarter of 1998. We believe the portfolio is well positioned to take advantage of the expected backup in rates, and expect to maintain a neutral average maturity of 20 to 35 days. We intend to adhere to our disciplined approach while we wait for the market to become attractive enough for us to extend the portfolio's average maturity beyond this range.
---------------------
/1/ Please note that an investment in the portfolio is neither insured nor guaranteed by the U.S. government. There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00.

TCU GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE

  The TCU Government Securities Portfolio (GSP) seeks a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The portfolio invests primarily in adjustable rate mortgage securities (ARMs) issued by the U.S. government, its agencies or instrumentalities. The TCU GSP's maximum duration is equal to that of a two-year U.S. Treasury security, and its target duration is to be no shorter than that of a six-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. As of August 31, 1997, its actual duration was 0.73 years, nearly the same as the duration of a nine-month Treasury security at 0.75 years.

PERFORMANCE REVIEW

  For the 12-month period ended August 31, 1997, the total return of the TCU GSP was 7.09% (6.25% in dividend income and 0.84% in price appreciation), compared with 6.02% for the nine-month Treasury average. (The nine-month Treasury return is calculated by averaging the returns of the six-month Treasury bill and the one-year Treasury bill.)
  The portfolio outperformed the benchmark primarily due to its substantial exposure to ARMs. These securities contributed significantly to the portfolio's favorable results as low volatility, stable mortgage prepayments and strong investor demand all caused yield spreads between ARMs and similar-duration Treasuries to tighten.
  The portfolio's net asset value (NAV) rose during the period, closing at $9.84 on August 31, 1997, up $0.08 from its level a year earlier. As of August 31, the portfolio's distribution rate was 6.13% and its SEC 30-day yield was 6.10%.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  During the period, we initiated small positions in several sectors as we identified attractive relative-value trading opportunities. These new investments included sequential-pay collateralized mortgage obligations (CMOs) (1.9% of the portfolio as of August 31, 1997), fixed rate mortgage pass-throughs (1.6%), CMO floaters (1.4%) and an agency debenture (1.8%). In other sectors, we trimmed the portfolio's positions in ARMs and U.S. Treasuries to 71.1% and 21.2%, respectively. We focused on seasoned ARM issues, which, relative to nonseasoned securities, offer greater prepayment stability in falling rate environments and lower cap risk in rising rate environments.

                  PORTFOLIO COMPOSITION AS OF AUGUST 31, 1997*

                  ARMs................................ 71.1%
                  U.S. Treasuries..................... 21.2%
                  Sequentials.........................  1.9%
                  Agency Debenture....................  1.8%
                  Fixed Rate Mortgage
                   Pass-Throughs......................  1.6%
                  Floaters............................  1.4%
                  Super Floaters......................  0.5%
                  Repos/Cash Equivalents..............  0.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  Near term, our outlook for the ARM market is neutral. Assuming mortgage prepayments remain stable, we believe ARM spreads are currently trading at fair value. CMOs are also generally trading at fair spreads relative to equal-duration Treasuries; however, specific structures within the CMO market continue to present attractive investment opportunities.

TCU MORTGAGE SECURITIES PORTFOLIO

OBJECTIVE

  The TCU Mortgage Securities Portfolio (MSP) seeks a high level of current income, consistent with relatively low volatility of principal. The portfolio invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. The TCU MSP invests in obligations authorized under the Federal Credit Union Act with a maximum duration not to exceed that of a three-year U.S. Treasury security and a target duration equal to that of its benchmark, the two-year U.S. Treasury security. As of August 31, 1997, the portfolio's actual duration was 1.85 years, in line with its benchmark.

PERFORMANCE REVIEW

  The portfolio's total return for the 12 months ended August 31, 1997 was 7.89% (6.82% from dividend income and 1.07% from price appreciation), outperforming the 6.95% return for the two-year U.S. Treasury note. The portfolio's favorable results were primarily due to its investments in adjustable rate mortgage securities (ARMs) and collateralized mortgage obligations (CMOs), which offered incremental yield advantage over similar-duration Treasuries.
  The portfolio also fared very well compared with its peers. For the 12 months ended August 31, 1997, the portfolio ranked third out of 63 short-term U.S. government funds based on total rate of return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
  As of August 31, 1997, the portfolio's net asset value (NAV) was $9.75, up $0.10 from a year earlier. The portfolio's distribution rate and 30-day SEC yield were 6.51% and 6.59%, respectively, as of the end of the period.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  As the mortgage market richened during the period, we increased the portfolio's emphasis on securities having good cash flow stability. This strategy enabled us to adopt a somewhat defensive posture while continuing to capture incremental yield over Treasuries. The primary changes in the portfolio's structure were increased allocations to planned amortization class
(PAC) and sequential-pay CMO securities (to 32.6% and 22.5% of the portfolio, respectively) and decreased allocations to ARMs, U.S. Treasuries and fixed rate mortgage pass-throughs (to 21.0%, 13.3% and 5.1%, respectively). The remainder of the portfolio was invested in repurchase agreements/cash equivalents (5.5%).

                 PORTFOLIO COMPOSITION AS OF AUGUST 31, 1997*

                 PACs................................. 32.6%
                 Sequentials.......................... 22.5%
                 ARMs................................. 21.0%
                 U.S. Treasuries...................... 13.3%
                 Repos/Cash Equivalents...............  5.5%
                 Fixed Rate Mortgage Pass-Throughs....  5.1%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  We are currently cautious regarding the CMO market, which is generally trading at fair spreads relative to equal-duration Treasuries but does not offer significant tightening potential. However, specific structures within the CMO market continue to present attractive investment opportunities. We have a neutral outlook for the ARM market for the near term. Assuming mortgage prepayments remain stable, we believe ARM spreads are currently trading at fair value.

TCU PORTFOLIO DISTRIBUTION POLICY

  As required by tax law, all mutual funds, including the three TCU portfolios, must distribute substantially all of the taxable income they generate each year.

 . For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the portfolio were to realize any net long-term capital gains, they would be distributed at calendar year-end.

 . For the TCU Government Securities Portfolio and the TCU Mortgage
   Securities Portfolio, we pay monthly dividends based on the income each portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times, a portfolio may distribute amounts above or below current income levels. Any excess income, overdistributions or net capital gains generated will be paid out in a special distribution or adjusted at calendar year-end.

  We appreciate your confidence in the TCU portfolios and we look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ David A. Fishman
David A. Fishman
Portfolio Manager
TCU Money Market Portfolio

/s/ Jonathan A. Beinner                  /s/ James B. Clark
Jonathan A. Beinner                      James B. Clark

/s/ Peter D. Dion                        /s/ James P. McCarthy
Peter D. Dion                            James P. McCarthy


                   Portfolio Managers
          TCU Government Securities Portfolio
               TCU Mortgage Securities Portfolio

Goldman Sachs Asset Management
September 30, 1997

                            TRUST FOR CREDIT UNIONS
                             PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended August 31, 1997. Each of the two Trust for Credit Union portfolios is compared to its benchmarks assuming the following initial investment:

                        INITIAL
      PORTFOLIO        INVESTMENT                   COMPARE TO:
---------------------  ---------- ------------------------------------------------
Government Securities   $100,000  Lehman Brothers Mutual Fund Adjustable Rate
 ("GSP"):                         Mortgage Index ("Lehman ARM Index")(c); Lehman
                                  Brothers Mutual Fund Short (1-2) Government
                                  Index ("Lehman 1-2 Gov't Index"); 1-Year U.S.
                                  Treasury Bill ("1-year T-Bill"); 6-Month U.S.
                                  Treasury Bill ("6-month T-Bill").
Mortgage Securities     $500,000  Lehman ARM Index; Lehman Brothers Mutual Fund
 ("MSP"):                         Short (1-3) Government Index ("Lehman 1-3 Gov't
                                  Index"); 2-Year U.S. Treasury Note ("2-year T-
                                  Note").

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        Government Securities Portfolio

                       GSP         Lehman ARM Index(c)      Lehman 1-2 Gov't Index        1-year T-Bill(g)      6-Month T-Bill
                       ---         -------------------      ----------------------        ----------------      --------------
August 1, 1991(b)   $100,000              N/A*                  $100,000                    $100,000              $100,000
August 31, 1991     $100,565              N/A*                  $101,250                    $100,832              $100,603
January 1, 1992*                     $103,133
August 31, 1992     $107,303         $108,179                   $110,607                    $107,760              $106,172
August 31, 1993     $111,661         $114,961                   $116,102                    $111,873              $109,850
August 31, 1994     $114,266         $115,868                   $118,784                    $114,846              $113,692
August 31, 1995     $120,920         $125,399                   $127,130                    $122,280              $120,538
August 31, 1996     $128,513         $133,475                   $133,930                    $128,900              $127,060
August 31, 1997     $137,627         $144,108                   $142,980                    $137,120              $134,240

                ----------------------------------------------
                          Average Annual Total Return
                ----------------------------------------------
                  One Year     Five Year   Since Inception(a)
                ----------------------------------------------
                   7.09%         5.10%          5.41%
                ----------------------------------------------

                         Mortgage Securities Portfolio

                       MSP         Lehman ARM Index         Lehman 1-3 Gov't Index        2-year T-Bill
                       ---         ----------------         ----------------------        -------------
November 1, 1992(b) $500,000         $500,000                   $500,000                    $500,000
August 31, 1993     $532,570         $532,860                   $526,097                    $526,329
August 31, 1994     $537,871         $537,066                   $535,052                    $534,055
August 31, 1995     $581,995         $581,250                   $574,700                    $574,400
August 31, 1996     $615,069         $618,650                   $604,750                    $602,350
August 31, 1997     $663,590         $667,950                   $647,250                    $644,250

                ----------------------------------------------
                          Average Annual Total Return
                ----------------------------------------------
                     One Year           Since Inception(a)
                ----------------------------------------------
                      7.89%                    5.90%
                ----------------------------------------------

* This date should not appear on the graph. The Lehman ARM index for this fund should begin on 1/1/92 at the point that the GSP is at that date. For further explanation, see note (c).


(a) The Government Securities and Mortgage Securities Portfolios commenced operations July 10, 1991 and October 9, 1992, respectively.
(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each portfolio's inception.
(c) The calculation of The Lehman ARM Index was initiated for the month ended January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities Portfolio's investment at such date.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Unitholders and Trustees of
 Trust for Credit Unions:

  We have audited the accompanying statements of assets and liabilities of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio, and the Mortgage Securities Portfolio), including the statements of investments as of August 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Trust for Credit Unions as of August 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 3, 1997

                            TRUST FOR CREDIT UNIONS

                                ---------------

                             MONEY MARKET PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

 PRINCIPAL              INTEREST                         MATURITY                         AMORTIZED
  AMOUNT                  RATE                             DATE                             COST
 ---------              --------                         --------                         ---------
                            BANK NOTES (10.6%)
 BankBoston, N.A.
 $ 10,000                 5.65%                          10/03/97                         $ 10,000
    7,000                 5.60                           11/17/97                            7,000
 Chase Manhattan Bank U.S.A.
   15,000                 5.68                           09/02/97                           15,000
 First Chicago NBD Corp.
   15,000                 5.68                           09/08/97                           15,000
                                                                                          --------
    Total Bank Notes................................                                      $ 47,000
                                                                                          --------
                      BANKERS' ACCEPTANCES(a) (8.9%)
 Corestates Bank, N.A.
 $  9,400                 5.48%                          11/18/97                         $  9,289
 Mellon Bank, N.A. Pittsburgh
   20,000                 5.50                           09/16/97                           19,954
 Republic National Bank of New York
    5,000                 5.57                           09/19/97                            4,986
 Union Bank of California
    5,000                 5.50                           09/23/97                            4,983
                                                                                          --------
    Total Bankers' Acceptances......................                                      $ 39,212
                                                                                          --------
                      CERTIFICATES OF DEPOSIT (30.6%)
 Bank One Columbus, N.A.
 $ 15,000                 5.52%                          09/24/97                         $ 15,000
 Bankers Trust Co., New York
   15,000                 5.59                           09/30/97                           15,000
 Crestar Bank
   10,000                 5.63                           11/25/97                           10,001
 First Tennessee Bank
   15,000                 5.53                           10/10/97                           15,000
 Morgan Guaranty Trust Co.
   10,000                 5.56                           11/06/97                           10,000
 Northern Trust Co., Chicago
   15,000                 5.55                           11/04/97                           15,000
 Old Kent Bank & Trust Co.
   15,000                 5.54                           11/18/97                           15,000

 PRINCIPAL             INTEREST                       MATURITY                       AMORTIZED
  AMOUNT                 RATE                           DATE                           COST
 ---------             --------                       --------                       ---------
                  CERTIFICATES OF DEPOSIT--(CONTINUED)
 Regions Bank
 $ 15,000                5.66%                        11/17/97                       $ 15,000
 U.S. National Bank of Oregon
   10,000                5.61                         09/22/97                         10,000
 Union Bank of California
    5,000                5.56                         10/28/97                          5,000
   10,000                5.60                         12/01/97                         10,000
                                                                                     --------
    Total Certificates of Deposit.................                                   $135,001
                                                                                     --------
                          FEDERAL FUNDS (6.8%)
 American Express Centurion Bank
 $ 15,000                5.55%                        09/10/97                       $ 15,000
 Bank of Hawaii
   15,000                5.53                         09/25/97                         15,000
                                                                                     --------
    Total Federal Funds...........................                                   $ 30,000
                                                                                     --------
                  VARIABLE RATE DEMAND NOTES(C) (3.4%)
 Corestates Bank, N.A.
 $  5,000                5.59%                        09/02/97                       $  5,000
 PNC Bank, N.A.
   10,000                5.52                         09/02/97                          9,994
                                                                                     --------
    Total Variable Rate Demand Notes..............                                   $ 14,994
                                                                                     --------
                      REPURCHASE AGREEMENT (39.9%)
 Joint Repurchase Agreement Account
 $175,900                5.55%                        09/02/97                       $175,900
                                                                                     --------
    Total Repurchase Agreement....................                                   $175,900
                                                                                     --------
    Total Investments.............................                                   $442,107(b)
                                                                                     ========

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) The rate disclosed for these securities represents the yield to maturity.
(b) The amount stated also represents aggregate cost for federal income tax purposes.
(c) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1997.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                        GOVERNMENT SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                    MORTGAGE BACKED OBLIGATIONS (76.5%)
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)(a) (25.0%)
 $ 1,753                  7.62%                            08/01/17                           $  1,818
   1,195                  8.04                             04/01/18                              1,251
   7,365                  7.72                             05/01/18                              7,701
   2,458                  7.62                             07/01/18                              2,564
  17,695                  7.82                             11/01/19                             18,621
   7,829                  7.65                             11/01/21                              8,165
   4,612                  7.61                             02/01/22                              4,808
  25,144                  7.90                             02/01/22                             26,468
  22,022                  7.93                             04/01/22                             23,058
   1,885                  7.16                             11/01/22                              1,909
   4,220                  7.29                             11/01/22                              4,233
  12,067                  7.82                             11/01/22                             12,663
   9,578                  7.81                             06/01/24                             10,072
   2,904                  7.38                             02/01/28                              3,004
   5,201                  7.42                             04/01/28                              5,352
   2,225                  7.63                             07/01/29                              2,276
   6,876                  7.66                             05/01/31                              7,129
                                                                                              --------
   Total Adjustable Rate FHLMC.......................                                         $141,092
                                                                                              --------
Adjustable Rate Federal National Mortgage Association (FNMA)(a) (38.1%)
 $ 3,497                  6.89%                            03/01/17                           $  3,575
   2,040                  7.48                             11/01/17                              2,129
  14,501                  7.48                             12/01/17                             15,082
   4,520                  7.48                             08/01/18                              4,708
   4,200                  7.74                             09/01/18                              4,416
   1,395                  7.60                             11/01/18                              1,450
   2,426                  7.46                             05/01/19                              2,511
  22,535                  7.45                             06/01/19                             23,432
   2,309                  7.52                             07/01/19                              2,403
   5,769                  7.00                             12/01/19                              5,674
   4,048                  7.86                             03/01/20                              4,271
   1,775                  7.59                             05/01/20                              1,853
  15,438                  7.43                             04/01/21                             16,031

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Adjustable Rate Federal National Mortgage Association (FNMA)--(Continued)
 $32,527                  7.72%                            09/01/21                           $ 34,138
   1,966                  7.51                             10/01/21                              2,036
   2,278                  7.73                             02/01/22                              2,394
  36,257                  7.80                             09/01/22                             38,030
  19,402                  7.71                             09/01/25                             20,378
   7,831                  6.07                             11/01/26                              7,838
   4,937                  7.56                             07/01/27                              5,140
   3,409                  7.47                             10/01/27                              3,550
  14,180                  6.07                             02/01/31                             14,033
                                                                                              --------
   Total Adjustable Rate FNMA........................                                         $215,072
                                                                                              --------
Adjustable Rate Government National Mortgage Association (GNMA)(a) (5.7%)
 $ 4,969                  7.37%                            04/20/22                           $  5,124
   6,399                  7.00                             02/20/23                              6,572
   7,018                  7.37                             06/20/23                              7,196
  13,142                  5.50                             06/20/27                             13,141
                                                                                              --------
   Total Adjustable Rate GNMA........................                                         $ 32,033
                                                                                              --------
Fixed Rate FHLMC (1.6%)
 $ 9,000                  6.50%                              TBA(b)                           $  8,885
                                                                                              --------
             Collateralized Mortgage Obligations (CMOs) (6.1%)
Adjustable Rate CMOs(a) (2.4%)
FNMA REMIC Trust 1990-145, Class A
 $13,218                  6.75%                            12/25/20                           $ 13,356
                                                                                              --------
Planned Amortization Class (PAC) CMOs (0.6%)
FNMA REMIC Trust 1990-24, Class E
 $ 3,100                  9.00%                            03/25/20                           $  3,261
                                                                                              --------
Regular Floater CMOs(a) (1.4%)
FHLMC REMIC Trust 1698, Class FA
 $ 2,966                  6.49%                            03/15/09                           $  2,984

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                  GOVERNMENT SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Regular Floater CMOs(a)--(Continued)
FNMA REMIC Trust 225C, Class FG
 $ 5,000                  6.77%                            12/25/23                           $  5,063
                                                                                              --------
   Total Regular Floater CMOs........................                                         $  8,047
                                                                                              --------
Sequential Fixed Rate CMOs (1.3%)
FNMA REMIC Trust 1989-10, Class D
 $ 3,146                  9.50%                            07/25/09                           $  3,246
FNMA REMIC Trust 1989-80, Class E
   3,942                  9.00                             09/25/18                              4,076
                                                                                              --------
   Total Sequential Fixed Rate CMOs..................                                         $  7,322
                                                                                              --------
Super Floater CMOs(a) (0.4%)
FNMA REMIC Trust 1992-157, Class FA
 $ 2,614                  1.87%                            03/25/04                           $  2,569
                                                                                              --------
   Total CMOs........................................                                         $ 34,555
                                                                                              --------
   Total Mortgage Backed Obligations (cost
    $429,888)........................................                                         $431,637
                                                                                              --------
                         AGENCY DEBENTURES (1.8%)
Sri Lanka Aid(a)
 $10,000                  6.12%                            11/01/24                           $ 10,000
                                                                                              --------
   Total Agency Debentures
    (cost $10,000)...................................                                         $ 10,000
                                                                                              --------
                     U.S. TREASURY OBLIGATIONS (20.8%)
U.S. Treasury Notes
 $89,500                  5.88%                            04/30/98                           $ 89,640
   7,000                  6.00                             08/15/99                              7,001
  10,050                  6.88                             08/31/99                             10,216
  11,000                  5.63                             11/30/00                             10,838
                                                                                              --------
   Total U.S. Treasury Obligations (cost $117,708)...                                         $117,695
                                                                                              --------

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                        REPURCHASE AGREEMENT (3.3%)
Joint Repurchase Agreement Account(c)
 $18,600                  5.60%                            09/02/97                           $ 18,600
                                                                                              --------
   Total Repurchase Agreement (cost $18,600).........                                         $ 18,600
                                                                                              --------
   Total Investments
    (cost $576,196(d))...............................                                         $577,932
                                                                                              ========
-------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value
  exceeds cost.......................................                                         $  3,355
 Gross unrealized loss for investments in which cost
  exceeds value......................................                                           (1,623)
                                                                                              --------
 Net unrealized gain.................................                                         $  1,732
                                                                                              ========
-------------------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1997.
(b) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/- 2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(c) A portion of this security is being segregated for open TBA purchases.
(d) The aggregate cost for federal income tax purposes is $576,200.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         MORTGAGE SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                    MORTGAGE BACKED OBLIGATIONS (81.1%)
Fixed Rate Federal Home Loan Mortgage Corp.
 (FHLMC) (2.8%)
 $10,000                  6.70%                            09/25/22                           $  9,635
                                                                                              --------
Fixed Rate Federal National Mortgage Association (FNMA) (2.0%)
 $ 2,848                  6.00%                            09/01/07                           $  2,808
   1,370                  6.00                             10/01/08                              1,341
   2,966                  6.00                             06/01/09                              2,905
                                                                                              --------
   Total Fixed Rate FNMA.............................                                         $  7,054
                                                                                              --------
            Collateralized Mortgage Obligations (CMOs) (76.3%)
Adjustable Rate CMOs(a) (21.1%)
Citicorp Mortgage Securities, Inc. 1992-17,
 Class A
 $ 6,363                  7.65%                            10/25/22                           $  6,521
CMC Securities Corp. II 1993-I, Class A2
   3,301                  7.21                             09/25/23                              3,353
Imperial Savings Association 1988-3, Class A
   1,761                  7.54                             01/25/18                              1,767
Independent National Mortgage Corp.
 1994-W, Class A1
   2,399                  8.30                             12/25/24                              2,452
Merrill Lynch Mortgage Investors, Inc.
 1994-I, Class A1
   5,456                  8.07                             01/25/05                              5,578
Prudential Home Mortgage 1992-8, Class A1
   1,051                  8.15                             04/25/22                              1,063
Resolution Trust Corp. 1992-04, Class B2
   4,500                  7.58                             07/25/28                              4,584
Resolution Trust Corp. 1992-11, Class B2
  10,201                  7.59                             10/25/24                             10,298
Resolution Trust Corp. 1994-1, Class M3
   6,281                  7.97                             09/25/29                              6,494
Resolution Trust Corp. 1995-1, Class A3
   9,134                  7.26                             10/25/28                              9,334

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Adjustable Rate CMOs--(Continued)
Resolution Trust Corp. 1995-1, Class M3
 $ 2,706                  7.26%                            10/25/28                           $  2,752
Ryland Mortgage Securities Corp.
 1989-FN1, Class A
   1,098                  7.59                             11/01/18                              1,109
Ryland Mortgage Securities Corp. 1991-4,
 Class A1
   1,634                  7.42                             02/25/20                              1,632
Ryland Mortgage Securities Corp. 1991-B1,
 Class 1
   1,400                  7.53                             03/25/20                              1,422
Ryland Mortgage Securities Corp. 1992-3,
 Class A2
     310                  7.58                             06/25/20                                310
Salomon Brothers Mortgage Securities
 1990-3A, Class 1
   1,624                  6.85                             11/25/20                              1,633
Salomon Brothers Mortgage Securities
 1994-20, Class A
   4,955                  8.08                             12/25/24                              5,117
Saxon Mortgage Securities Corp. 1992-1,
 Class B1
   6,800                  7.78                             09/25/22                              6,827
Saxon Mortgage Securities Corp. 1994-11,
 Class A
   1,481                  7.97                             12/25/24                              1,526
                                                                                              --------
   Total Adjustable Rate CMOs........................                                         $ 73,772
                                                                                              --------
Planned Amortization Class (PAC) CMOs (31.8%)
Chemical Mortgage Securities, Inc.
 Series 1994-1, Class A1
 $ 4,465                  6.25%                            01/25/09                           $  4,308
CMC Securities Corp. 1993-F, Class A2
   5,000                  6.75                             11/25/23                              4,991

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Planned Amortization Class (PAC) CMOs--(Continued)
Countrywide Mortgage Backed Securities,
 Inc. Series 1994-I, Class A4
 $ 7,280                  6.25%                            07/25/09                           $  7,260
FHLMC Series 1293, Class Z
   2,499                  7.50                             07/15/99                              2,539
FHLMC Series 1526, Class E
   6,500                  5.75                             03/15/16                              6,439
FHLMC Series 1584, Class E
   9,550                  5.75                             10/15/16                              9,428
FHLMC Series 1632, Class PE
   3,500                  5.50                             09/15/21                              3,408
FHLMC Series 1985, Class PC
  18,000                  6.35                             05/17/18                             17,781
FNMA Series 93-174, Class Z
  12,642                  6.00                             07/25/06                             12,456
GE Capital Mortgage Services, Inc.
  13,565                  6.50                             03/25/27                             13,762
GE Capital Mortgage Services, Inc. 1994-15,
 Class A8
   5,362                  6.00                             04/25/09                              5,299
GE Capital Mortgage Services, Inc. 1994-07,
 Class A6
   1,877                  5.50                             02/25/09                              1,838
GE Capital Mortgage Services, Inc. 1994-13,
 Class A1
   2,590                  6.50                             04/25/24                              2,582
Housing Securities, Inc. 1993-E, Class E8
   7,587                 10.00                             02/25/08                              7,936
Paine Webber Mortgage Acceptance Corp.
 1993-6, Class A3
   6,800                  6.90                             08/25/08                              6,836
Prudential Home Mortgage 1993-54, Class A4
   4,721                  6.50                             01/25/24                              4,703
                                                                                              --------
   Total PAC CMOs....................................                                         $111,566
                                                                                              --------

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Sequential Fixed Rate CMOs (23.4%)
Bear Stearns Secured Investors Trust
 1987-2, Class D
 $ 2,119                  9.95%                            10/20/18                           $  2,305
CMC Securities Corp. 1993-C, Class C3
   3,328                  9.55                             04/25/08                              3,546
Collateralized Mortgage Obligation Trust
 Series 12, Class D
   4,481                  9.50                             02/01/17                              4,606
Collateralized Mortgage Obligation Trust
 Series 64, Class Y
  12,918                  9.00                             05/20/06                             13,249
FNMA REMIC Trust 1988-12, Class A
   3,398                 10.00                             02/25/18                              3,585
FNMA REMIC Trust 1989-12, Class X
   4,669                 10.00                             12/25/14                              4,813
FNMA REMIC Trust 1989-59, Class H
   9,328                  7.75                             10/25/18                              9,439
Housing Securities, Inc. 1994-2, Class A1
  10,963                  6.50                             07/25/09                             10,769
Prudential Home Mortgage 1992-A,
 Class 1B1
   3,142                  7.20                              4/28/22                              3,137
Prudential Home Mortgage 1993-38,
 Class A4
  18,017                  9.55                             09/25/23                             19,182
Salomon Brothers Mortgage Securities
 1984-2, Class Z
   7,145                 10.00                             12/01/14                              7,452
                                                                                              --------
   Total Sequential Fixed Rate CMOs..................                                         $ 82,083
                                                                                              --------
   Total CMOs........................................                                         $267,421
                                                                                              --------
   Total Mortgage Backed Obligations (cost
    $282,852)........................................                                         $284,110
                                                                                              --------

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                     U.S. TREASURY OBLIGATIONS (13.1%)
U.S. Treasury Notes
 $ 3,000                  6.00%                            08/15/99                           $  3,001
   6,700                  6.13                             07/31/00                              6,706
  12,000                  5.63                             11/30/00                             11,824
   6,570                  7.88                             11/15/04                              7,140
U.S. Treasury Principal-Only Stripped
 Securities(b)
  12,400                  6.44%                            11/15/04                              7,861
  15,500                  6.47                             05/15/05                              9,499
                                                                                              --------
   Total U.S. Treasury Obligations (cost $45,966)....                                         $ 46,031
                                                                                              --------
                        REPURCHASE AGREEMENT (8.4%)
Joint Repurchase Agreement Account(c)
 $29,400                  5.60%                            09/02/97                           $ 29,400
                                                                                              --------
   Total Repurchase Agreement (cost $29,400).........                                         $ 29,400
                                                                                              --------
   Total Investments
    (cost $358,218(d))...............................                                         $359,541
                                                                                              ========

-----------------------
FEDERAL INCOME
 TAX
 INFORMATION:
 Gross
  unrealized
  gain for
  investments
  in which
  value
  exceeds
  cost........ $ 2,863
 Gross
  unrealized
  loss for
  investments
  in which
  cost exceeds
  value.......  (1,549)
               -------
 Net
  unrealized
  gain........ $ 1,314
               =======
-----------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate securities. Coupon rates disclosed are that which are in effect at August 31, 1997.
(b) The interest rate disclosed for these securities represents effective yields to maturity.
(c) A portion of this security is being segregated for open purchases.
(d) The aggregate cost for federal income tax purposes is $358,227.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1997

                                           MONEY      GOVERNMENT     MORTGAGE
                                           MARKET     SECURITIES    SECURITIES
                                         PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        ------------ ------------  ------------
   ASSETS
   Investment in securities, at value
    (cost $442,106,662, $576,196,037,
    and $358,218,395, respectively)...  $442,106,662 $577,931,871  $359,541,137
   Cash...............................        71,921       74,361        74,603
   Receivables:
    Investment securities sold........            --   11,277,486    16,428,895
    Interest..........................     1,298,149    5,798,489     2,395,544
   Deferred organization expenses,
    net...............................            --           --           967
   Other assets.......................         3,337       68,469            --
                                        ------------ ------------  ------------
       Total assets...................   443,480,069  595,150,676   378,441,146
                                        ------------ ------------  ------------
   LIABILITIES
   Payables:
    Investment securities purchased...            --   27,923,611    26,562,229
    Fund shares repurchased...........            --      125,000            --
    Dividends.........................     2,198,445    2,269,189     1,458,779
    Advisory Fees.....................        23,784       95,932        59,181
    Administration Fees...............         7,923       47,964        14,795
   Accrued expenses and other
    liabilities.......................        45,241       47,219        30,943
                                        ------------ ------------  ------------
       Total liabilities..............     2,275,393   30,508,915    28,125,927
                                        ------------ ------------  ------------
   NET ASSETS
   Paid-in capital....................   441,204,676  581,950,036   360,550,064
   Distributions in excess of net
    investment income.................            --     (580,622)   (1,300,680)
   Accumulated net realized loss on
    investment transactions...........            --  (18,463,487)  (10,256,907)
   Net unrealized gain on investments.            --    1,735,834     1,322,742
                                        ------------ ------------  ------------
       Net assets.....................  $441,204,676 $564,641,761  $350,315,219
                                        ============ ============  ============
   Net asset value & public offering
    price per unit (net assets/units
    outstanding)......................         $1.00        $9.84         $9.75
                                        ============ ============  ============
   UNITS OUTSTANDING
   Total units outstanding, $0.001 par
    value (unlimited number of
    units authorized).................   441,204,676   57,397,464    35,925,213
                                        ============ ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997

                                             MONEY     GOVERNMENT    MORTGAGE
                                            MARKET     SECURITIES   SECURITIES
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
                                          -----------  -----------  -----------
   INVESTMENT INCOME:
    Interest income.....................  $23,683,433  $34,420,952  $22,996,886
                                          -----------  -----------  -----------
   EXPENSES:
    Advisory fees.......................      796,813    1,082,182      668,959
    Administration fees.................      431,209      541,091      167,240
    Custodian fees......................       72,694       75,334       58,253
    Professional fees...................       62,176       81,001       64,211
    Trustees' fees......................       21,894       22,661       10,979
    Amortization of deferred
     organization expense...............          --           --         9,037
    Other expenses......................       39,484       47,452       29,299
                                          -----------  -----------  -----------
    Total expenses......................    1,424,270    1,849,721    1,007,978
   Less--Fee waivers and expense
    reimbursements......................     (630,772)          --           --
                                          -----------  -----------  -----------
    Net expenses........................      793,498    1,849,721    1,007,978
                                          -----------  -----------  -----------
   NET INVESTMENT INCOME................   22,889,935   32,571,231   21,988,908
   NET REALIZED GAIN (LOSS) ON
    INVESTMENT TRANSACTIONS.............           --   (1,471,081)     901,649
   NET CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS.........................           --    5,778,256    2,440,462
                                          -----------  -----------  -----------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................  $22,889,935  $36,878,406  $25,331,019
                                          ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED AUGUST 31, 1997

                                        MONEY        GOVERNMENT     MORTGAGE
                                       MARKET        SECURITIES    SECURITIES
                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                   ---------------  ------------  ------------
FROM OPERATIONS:
 Net investment income...........  $    22,889,935  $ 32,571,231  $ 21,988,908
 Net realized gain (loss) on
  investment transactions........               --    (1,471,081)      901,649
 Net change in unrealized gain on
  investments....................               --     5,778,256     2,440,462
                                   ---------------  ------------  ------------
 Net increase in net assets
  resulting from operations......       22,889,935    36,878,406    25,331,019
                                   ---------------  ------------  ------------
DISTRIBUTION TO UNITHOLDERS:
 From net investment income......      (22,889,935)  (32,571,231)  (21,988,908)
 In excess of net investment
  income.........................               --      (184,815)      (35,416)
                                   ---------------  ------------  ------------
 Total distributions to
  unitholders....................      (22,889,935)  (32,756,046)  (22,024,324)
                                   ---------------  ------------  ------------
FROM UNIT TRANSACTIONS:
 Proceeds from sales of shares...    4,961,231,607   107,339,190    39,341,948
 Reinvestment of dividends and
  distributions..................       11,661,004     6,072,657     4,572,906
 Cost of units repurchased.......   (4,958,397,761)  (88,594,881)  (29,452,760)
                                   ---------------  ------------  ------------
 Net increase in net assets
  resulting from unit
  transactions...................       14,494,850    24,816,966    14,462,094
                                   ---------------  ------------  ------------
 Total Increase..................       14,494,850    28,939,326    17,768,789
NET ASSETS:
 Beginning of year...............      426,709,826   535,702,435   332,546,430
                                   ---------------  ------------  ------------
 End of year.....................  $   441,204,676  $564,641,761  $350,315,219
                                   ===============  ============  ============
ACCUMULATED UNDISTRIBUTED
 (DISTRIBUTIONS IN EXCESS OF) NET
 INVESTMENT INCOME...............  $            --  $   (580,622) $ (1,300,680)
                                   ===============  ============  ============
SUMMARY OF UNIT TRANSACTIONS:
 Units sold......................    4,961,231,607    10,921,160     4,039,134
 Reinvestment of dividends and
  distributions..................       11,661,004       618,333       469,421
 Units repurchased...............   (4,958,397,761)   (9,016,857)   (3,026,928)
                                   ---------------  ------------  ------------
 Increase in units outstanding...       14,494,850     2,522,636     1,481,627
                                   ===============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED AUGUST 31, 1996

                                        MONEY        GOVERNMENT     MORTGAGE
                                       MARKET        SECURITIES    SECURITIES
                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                   ---------------  ------------  ------------
FROM OPERATIONS:
 Net investment income...........  $    26,593,606  $ 32,865,667  $ 20,402,162
 Net realized gain (loss) from
  investment transactions........               --    (2,540,339)   (1,362,172)
 Net change in unrealized gain
  (loss) on investments..........               --     2,123,885    (2,371,245)
                                   ---------------  ------------  ------------
 Net increase in net assets re-
  sulting from operations........       26,593,606    32,449,213    16,668,745
                                   ---------------  ------------  ------------
DISTRIBUTIONS TO UNITHOLDERS:
 From net investment income......      (26,593,606)  (32,575,731)  (19,872,792)
                                   ---------------  ------------  ------------
 Total distributions to
  unitholders....................      (26,593,606)  (32,575,731)  (19,872,792)
                                   ---------------  ------------  ------------
FROM UNIT TRANSACTIONS:
 Proceeds from sale of units.....    4,407,395,102    71,305,733    84,209,886
 Reinvestment of dividends and
  distributions..................       14,016,210     5,926,024     3,681,644
 Cost of units repurchased.......   (4,376,797,402)  (71,061,723)  (16,550,279)
                                   ---------------  ------------  ------------
 Net increase in net assets from
  unit transactions..............       44,613,910     6,170,034    71,341,251
                                   ---------------  ------------  ------------
 Total increase..................       44,613,910     6,043,516    68,137,204
NET ASSETS:
 Beginning of year...............      382,095,916   529,658,919   264,409,226
                                   ---------------  ------------  ------------
 End of year.....................  $   426,709,826  $535,702,435  $332,546,430
                                   ===============  ============  ============
ACCUMULATED UNDISTRIBUTED (DIS-
 TRIBUTIONS IN EXCESS OF) NET IN-
 VESTMENT INCOME.................  $            --  $   (395,807) $ (1,273,901)
                                   ===============  ============  ============
SUMMARY OF UNIT TRANSACTIONS:
 Units sold......................    4,407,395,102     7,283,062     8,597,649
 Reinvestment of dividends and
  distributions..................       14,016,210       606,093       377,883
 Units repurchased...............   (4,376,797,402)   (7,267,669)   (1,692,128)
                                   ---------------  ------------  ------------
 Increase in units outstanding...       44,613,910       621,486     7,283,404
                                   ===============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM            DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS         UNITHOLDERS
                               ---------------------- ----------------------------
                                                                                                                RATIO OF
                                                                                                                  NET
                                                                            FROM                      RATIO OF  INVEST-
                        NET                                        IN       NET      NET                NET       MENT      NET
                       ASSET                  NET       FROM     EXCESS    REAL-    ASSET             EXPENSES   INCOME    ASSETS
                      VALUE AT    NET      REALIZED     NET      OF NET     IZED    VALUE                TO        TO      AT END
                       BEGIN-   INVEST-     GAIN ON   INVEST-   INVEST-   GAIN ON     AT              AVERAGE   AVERAGE      OF
                      NING OF     MENT      INVEST-     MENT      MENT    INVEST-   END OF   TOTAL      NET       NET      PERIOD
                       PERIOD    INCOME    MENTS(a)    INCOME    INCOME    MENTS    PERIOD RETURN(b)   ASSETS    ASSETS   (000'S)
                      -------- ---------- ----------- --------  --------  --------  ------ ---------  --------  --------  --------
Year ended:8/31/97..   $1.00   $   0.0530 $       --  $(0.0530) $     --  $     --  $1.00    5.43%      0.18%     5.31%   $441,205
    8/31/96.........    1.00       0.0539         --   (0.0539)       --        --   1.00    5.51       0.19      5.37     426,710
    8/31/95.........    1.00       0.0555         --   (0.0553)       --        --   1.00    5.56       0.20      5.55     382,096
    8/31/94.........    1.00       0.0329     0.0002   (0.0342)  (0.0001)  (0.0002)  1.00    3.50       0.25      3.29     216,989
    8/31/93.........    1.00       0.0305     0.0004   (0.0305)       --   (0.0005)  1.00    3.14       0.25      3.05     616,229
    8/31/92.........    1.00       0.0416     0.0008   (0.0416)       --   (0.0007)  1.00    4.39       0.25      4.16     864,924
    8/31/91.........    1.00       0.0641         --   (0.0641)       --        --   1.00    6.93       0.25      6.41     654,977
    8/31/90.........    1.00       0.0824         --   (0.0824)       --        --   1.00    8.58       0.25      8.24     258,304
    8/31/89.........    1.00       0.0899         --   (0.0899)       --        --   1.00    9.28       0.25      8.99     167,331
5/17/88(c) to
8/31/88.............    1.00       0.0214         --   (0.0214)       --        --   1.00    7.40(d)    0.25(d)   7.27(d)  106,739
                       RATIO INFORMATION
                      ASSUMING NO WAIVER
                      OF FEES OR EXPENSE
                        REIMBURSEMENTS
                      --------------------
                                 RATIO OF
                                   NET
                      RATIO OF  INVESTMENT
                      EXPENSES    INCOME
                         TO         TO
                      AVERAGE    AVERAGE
                        NET        NET
                       ASSETS     ASSETS
                      --------- ----------
Year ended:8/31/97..    0.33%      5.16%
    8/31/96.........    0.31       5.25
    8/31/95.........    0.33       5.42
    8/31/94.........    0.34       3.20
    8/31/93.........    0.33       2.97
    8/31/92.........    0.29       4.12
    8/31/91.........    0.25       6.41
    8/31/90.........    0.25       8.24
    8/31/89.........    0.25       8.99
5/17/88(c) to
8/31/88.............    0.25(d)    7.27(d)

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Commencement of operations.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM          DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS        UNITHOLDERS
                               -----------------------   ------------------
                                                                                                         RATIO OF
                                                                                                           NET
                                              NET                                              RATIO OF  INVEST-
                        NET                 REALIZED                  IN      NET                NET       MENT
                       ASSET                  AND          FROM     EXCESS   ASSET             EXPENSES   INCOME    PORT-
                      VALUE AT   NET       UNREALIZED      NET      OF NET   VALUE                TO        TO      FOLIO
                       BEGIN-  INVEST-    GAIN (LOSS)    INVEST-   INVEST-     AT              AVERAGE   AVERAGE    TURN-
                      NING OF    MENT     ON INVEST-       MENT      MENT    END OF   TOTAL      NET       NET      OVER
                       PERIOD   INCOME      MENTS(a)      INCOME    INCOME   PERIOD RETURN(b)   ASSETS    ASSETS   RATE(c)
                      -------- ---------- ------------   --------  --------  ------ ---------  --------  --------  -------
Year ended:8/31/97..   $ 9.76  $   0.5911  $    0.0829   $(0.5911) $(0.0029) $ 9.84   7.09%      0.34%     6.02%    88.02%
    8/31/96 ........     9.76      0.6024      (0.0055)   (0.5969)       --    9.76   6.26       0.35      6.16    149.66
    8/31/95.........     9.78      0.5515      (0.0011)   (0.5582)  (0.0122)   9.76   5.82       0.34      5.65     70.58
    8/31/94.........     9.97      0.4286      (0.1974)   (0.4212)       --    9.78   2.33       0.35      4.25     42.27
    8/31/93.........    10.03      0.4641      (0.0599)   (0.4630)  (0.0012)   9.97   4.06       0.34      4.58     67.38
    8/31/92.........    10.00      0.5588       0.0311    (0.5594)       --   10.03   6.68       0.36      5.91    195.53
7/10/91(d) to
8/31/91.............    10.00      0.0873      (0.0016)   (0.0857)       --   10.00   7.02(e)    0.48(e)   7.16(e)   3.56
                                  RATIO INFORMATION
                                 ASSUMING NO WAIVER
                                 OF FEES OR EXPENSE
                                   REIMBURSEMENTS
                                 --------------------
                                            RATIO OF
                                              NET
                         NET     RATIO OF  INVESTMENT
                        ASSETS   EXPENSES    INCOME
                        AT END      TO         TO
                          OF     AVERAGE    AVERAGE
                        PERIOD     NET        NET
                       (000'S)    ASSETS     ASSETS
                      ---------- --------- ----------
Year ended:8/31/97..  $  564,642   0.34%      6.02%
    8/31/96 ........     535,702   0.35       6.16
    8/31/95.........     529,659   0.34       5.65
    8/31/94.........     594,331   0.37       4.23
    8/31/93.........   1,122,484   0.47       4.45
    8/31/92.........   1,153,410   0.59       5.68
7/10/91(d) to
8/31/91.............      94,139   0.73(e)    6.91(e)

(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM                   DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS                 UNITHOLDERS
                               -----------------------   --------------------------------------
                                              NET                               IN                                RATIO OF
                        NET                 REALIZED                  IN      EXCESS              NET               NET
                       ASSET                  AND          FROM     EXCESS    OF NET             ASSET            EXPENSES
                      VALUE AT   NET       UNREALIZED      NET      OF NET   REALIZED            VALUE               TO
                       BEGIN-  INVEST-    GAIN (LOSS)    INVEST-   INVEST-   GAIN ON     FROM      AT             AVERAGE
                      NING OF    MENT      ON INVEST-      MENT      MENT    INVEST-   PAID-IN   END OF   TOTAL     NET
                       PERIOD   INCOME      MENTS(a)      INCOME    INCOME    MENTS    CAPITAL   PERIOD RETURN(b)  ASSETS
                      -------- ---------- ------------   --------  --------  --------  --------  ------ --------- --------
Year ended:8/31/97..   $ 9.65  $   0.6399  $    0.1011   $(0.6399) $(0.0011) $     --  $     --  $ 9.75   7.89%     0.30%
    8/31/96.........     9.74      0.6604      (0.1195)   (0.6309)       --        --        --    9.65   5.67      0.28
    8/31/95.........     9.62      0.6075       0.1539    (0.6075)  (0.0175)       --   (0.0164)   9.74   8.20      0.26
    8/31/94.........    10.13      0.5533      (0.4530)   (0.5719)  (0.0340)  (0.0044)       --    9.62   1.00      0.28
10/9/92(d) to
8/31/93.............    10.00      0.4895       0.1144    (0.4702)       --        --        --   10.13   6.27      0.33(e)
                                                   RATIO INFORMATION
                                                  ASSUMING NO WAIVER
                                                        OF FEES
                                                  --------------------
                      RATIO OF
                        NET                                  RATIO OF
                      INVEST-                                  NET
                        MENT               NET    RATIO OF  INVESTMENT
                       INCOME    PORT-    ASSETS  EXPENSES    INCOME
                         TO      FOLIO    AT END     TO         TO
                      AVERAGE    TURN-      OF    AVERAGE    AVERAGE
                        NET      OVER     PERIOD    NET        NET
                       ASSETS   RATE(c)  (000'S)   ASSETS     ASSETS
                      --------- -------- -------- --------- ----------
Year ended:8/31/97..    6.57%   106.10%  $350,315   0.30%      6.57%
    8/31/96.........    6.64    163.42    332,546   0.30       6.62
    8/31/95.........    6.36    130.98    264,409   0.32       6.30
    8/31/94.........    5.66    188.58    283,886   0.29       5.65
10/9/92(d) to
8/31/93.............    5.64(e) 146.24    213,510   0.38(e)    5.59(e)

(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         NOTES TO FINANCIAL STATEMENTS

                                AUGUST 31, 1997
1.ORGANIZATION
  Trust for Credit Unions (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of three diversified portfolios: the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio. Units of the Fund are offered for sale solely to state and federally chartered credit unions.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A.Investment Valuation
  For the Government Securities Portfolio and Mortgage Securities Portfolio, investments in mortgage backed, asset backed, and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are value based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are value based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio and Mortgage Securities Portfolio are valued at amortized cost, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 B.Security Transactions and Investment Income
  Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio amortizes market discounts and premiums on certain mortgage backed securities and treasury obligations.

  For the Government Securities Portfolio and Mortgage Securities Portfolio, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized on an effective yield basis over the expected life of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

 C.Mortgage Dollar Rolls
  The Government Securities and Mortgage Securities Portfolios may enter into mortgage "dollar rolls" in which the portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The portfolios will hold and maintain cash or liquid debt securities in an amount equal to the forward purchase price in a segregated account until the settlement date. For financial reporting and tax reporting purposes, the portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 D.Federal Taxes
  It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income to its unitholders. Accordingly, no federal tax provisions are required. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules and is based upon the best available information. Therefore, in the accompanying financial statements, the source of a portfolio's distributions may be shown as (i) from net investment income, (ii) in excess of net investment income, (iii) from net realized gains on investment transactions, (iv) in excess of net realized gains on investment transactions, and/or (v) from capital.

  As of each portfolio's most recent tax year-end, the following portfolios had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

          PORTFOLIO                     AMOUNT              YEARS OF EXPIRATION
   ------------------------ ------------------------------- -------------------
   Government Securities...           $18,980,000               1999 - 2005
   Mortgage Securities.....            10,116,000               2002 - 2005

  These amounts are available to be carried forward to offset future capital gains of the corresponding portfolios to the extent permitted by applicable laws or regulations.

 E.Deferred Organization Expenses
  Organization-related costs are being amortized on a straight-line basis over a period of five years for the Mortgage Securities Portfolio.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 F.Expenses
  Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative average net assets for the period.

3.AGREEMENTS
  Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment advisor pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, Goldman Sachs, subject to the general supervision of the Fund's Trustees, manages the Fund's portfolios and provides certain administrative services for the Fund. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, Goldman Sachs is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                   PORTFOLIO                         ASSET LEVELS           FEE
   ----------------------------------------- ----------------------------  -----
   Money Market............................. up to $300 million            0.20%
                                             in excess of $300 million     0.15%
   Government Securities.................... all                           0.20%
   Mortgage Securities...................... all                           0.20%

  Effective July 1, 1997, Goldman Sachs voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to .06% of all assets; prior thereto, Goldman Sachs voluntarily agreed to limit its advisory fee to
 .12% of the first $250 million, .10% of the next $250 million, .09% of the next $250 million and .08% over $750 million of the portfolio's average daily net assets. For the year ended August 31, 1997, Goldman Sachs waived advisory fees amounting to $356,960.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
3.AGREEMENTS--(CONTINUED)
  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Fund's administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 39 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to general supervision of the Fund's Trustees, provides certain administrative services to the Fund. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                               PORTFOLIO                      FEE
            ------------------------------------------------ -----
            Money Market.................................... 0.10%
            Government Securities........................... 0.10%
            Mortgage Securities............................. 0.05%

  Effective July 1, 1997, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to .02% of all assets; prior thereto, CUFSLP voluntarily agreed to limit its administration fee to .05% of the first $500 million, .04% of the next $250 million and .03% over $750 million of the portfolio's average net assets. For the year ended August 31, 1997, CUFSLP waived administration fees amounting to $240,343.

  Effective July 1, 1995, CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. Effective July 1, 1997-August 31, 1997, the expense limitation of the fund remained at 0.20% on a daily basis. For the fiscal year ended August 31, 1997, CUFSLP reimbursed the Money Market Portfolio $33,469 under this agreement.

  CUFSLP and Goldman Sachs have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory, administration fees, interest, taxes, brokerage and extraordinary expenses) of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Government Securities Portfolio's average daily net assets, and Goldman Sachs will reimburse expenses that exceed .10% up to .15% of the Government Securities Portfolio's average daily net assets. For the year ended August 31, 1997, no expenses were required to be reimbursed by CUFSLP or Goldman Sachs under this agreement.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
3.AGREEMENTS--(CONTINUED)
  Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Fund. For the year ended August 31, 1997, neither received any compensation for this service. Goldman Sachs also serves as transfer agent of the Fund for a fee.

4.INVESTMENT TRANSACTIONS
  Purchases and proceeds of sales or maturities of long-term securities for the Government Securities Portfolio and Mortgage Securities Portfolio for the year ended August 31, 1997 were as follows ($ in thousands):

                                                           GOVERNMENT  MORTGAGE
                                                           SECURITIES SECURITIES
                                                           PORTFOLIO  PORTFOLIO
                                                           ---------- ----------
Purchases of U.S. Government and agency obligations......   $452,003   $217,179
Purchases (excluding U.S. Government and agency obliga-
 tions)..................................................         --    129,627
Sales or maturities of U.S. Government and agency obliga-
 tions...................................................    427,890    262,261
Sales or maturities (excluding U.S. Government and agency
 obligations)............................................         --     83,601

5.REPURCHASE AGREEMENTS
  During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank and Trust Company, the Fund's custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
6.JOINT REPURCHASE AGREEMENT ACCOUNTS
  The portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements. The underlying securities for the repurchase agreements include U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities.

  As of August 31, 1997, the Money Market Portfolio had a 3.34% undivided interest in the repurchase agreements in the following joint account which equaled $5,273,300,000 in principal amount. As of August 31, 1997, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                         PRINCIPAL  INTEREST MATURITY AMORTIZED
                                           AMOUNT     RATE     DATE      COST
                                         ---------- -------- -------- ----------
Bear Stearns Companies, Inc., dated
 08/29/97, repurchase price $500,309
 (U.S. Treasury Stripped Securities:
 $509,404, 11/15/97-02/15/97...........  $  500,000   5.57%  09/02/97 $  500,000
Deutsche Bank, dated 08/29/97,
 repurchase price $790,490 (U.S.
 Treasury Notes: $777,890, 5.00-7.25%,
 01/31/98-04/15/04) (U.S. Treasury
 Bill: $27,911, 02/18/98)..............     790,000   5.58   09/02/97    790,000
Donaldson Lufkin & Jenrette, Inc.,
 dated 08/29/97, repurchase price
 $500,309
 (U.S. Treasury Stripped Securities:
 $507,826, 06/25/98-11/15/06) (U.S.
 Treasury Note: $2,174, 4.75%,
 8/31/98)..............................     500,000   5.56   09/02/97    500,000
Goldman, Sachs & Co., dated 08/29/97,
 repurchase price $1,040,641 (U.S.
 Treasury Bond: $44,048, 9.375%,
 02/15/06) (U.S. Treasury Notes:
 $828,972, 4.75-7.50%, 10/31/97-
 08/15/07) (U.S. Treasury Bills:
 $188,434, 09/11/97-01/29/98)..........   1,040,000   5.55   09/02/97  1,040,000
Morgan Stanley & Co., dated 08/29/97,
 repurchase price $783,786 (U.S.
 Treasury Infl. In. Notes: $541,249,
 3.375-3.625%, 07/15/02-01/15/02) (U.S.
 Treasury Note: $661, 7.75%, 12/31/99)
 (U.S. Treasury Bill: $257,105,
 04/30/98).............................     783,300   5.58   09/02/97    783,300
J.P. Morgan Securities, dated 08/29/97,
 repurchase price $150,090 (U.S.
 Treasury Note: $153,419, 6.50%,
 04/30/99).............................     150,000   5.40   09/02/97    150,000
UBS Securities Corp., dated 08/29/97,
 repurchase price $350,212 (U.S.
 Treasury Notes: $359,144, 5.875-
 13.75%, 07/31/98-08/15/04)............     350,000   5.45   09/02/97    350,000
UBS Securities Corp., dated 08/29/97,
 repurchase price $275,165 (U.S.
 Treasury Notes: $282,189, 5.00-8.75%,
 01/31/99-08/15/00)....................     275,000   5.40   09/02/97    275,000
Swiss Bank Corp., dated 08/29/97,
 repurchase price $885,548 (U.S.
 Treasury Bonds: $147,765, 10.75-
 13.75%, 02/15/01-05/15/05) (U.S.
 Treasury Notes: $756,654,
 4.75-8.125%, 08/31/97-11/15/05).......     885,000   5.57   09/02/97    885,000
                                                                      ----------
 Total Joint Repurchase Agreement Account...........................  $5,273,300
                                                                      ==========

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
6.JOINT REPURCHASE AGREEMENT ACCOUNTS--(CONTINUED)
  As of August 31, 1997, the Government Securities Portfolio and the Mortgage Securities Portfolio had a 1.29% and 2.04% undivided interest, respectively, in the repurchase agreements in the following joint account, which equaled $1,441,300,000 in principal amount. As of August 31, 1997, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                          PRINCIPAL INTEREST MATURITY AMORTIZED
                                           AMOUNT     RATE     DATE      COST
                                          --------- -------- -------- ----------
Bear Stearns Companies, Inc., dated
 08/29/97, repurchase price $650,405
 (FHLMC: $385,794, 6.50-9.50%, 01/01/17-
 08/01/27) (FNMA: $183,648,
 7.00-7.50%, 04/01/09-09/01/27) (GNMA:
 $97,747, 7.00%, 08/15/27)..............  $650,000    5.61%  09/02/97 $  650,000
Dresdner Kleinwort Benson, NA., dated
 08/29/97, repurchase price $400,249
 (FFCB: $29,927, 5.53-5.69%, 10/01//97-
 02/02/98) (FHDN: $4,415, 09/17/97-
 10/22/97) (FHLB: $39,790, 5.63-6.29%,
 11/06/97-03/24/99) (FHLMC: $254, 6.70%,
 01/05/07) (FNMA: $31,318, 5.50%, 2/98)
 (FNMA: $305, 6.25%, 11/10/99) (FHLMC:
 $148,995, 09/16/97-11/12/97) (GNMA:
 $131,230, 6.50-7.50%) (U.S. Treasury
 Note: $8,407, 5.50%, 09/30/97) (U.S.
 Treasury Bills: $13,365, 02/26/98).....   400,000    5.60   09/02/97    400,000
Nomura Securities Inc., dated 08/29/97,
 repurchase price $125,078 (FHLMC:
 $14,210, 6.00-8.50%, 04/01/09-08/01/27)
 (FHLB: $62,629, 6.58-7.00%, 09/02/97-
 05/28/02) (FHLMC: $2,287, 7.44%,
 09/20/06) (FNMA: $26,590, 6.00-8.89%,
 11/01/03-09/01/27) (FNMA: $21,784,
 6.82-7.56%, 08/23/05-04/30/07).........   125,000    5.60   09/02/97    125,000
Morgan Stanley & Co., dated 08/29/97,
 repurchase price $16,310 (U.S. Treasury
 Bill: $16,630, 08/20/98)...............    16,300    5.58   09/02/97     16,300
J.P. Morgan Securities, Inc., dated
 08/29/97, repurchase price $250,156
 (FFCB: $54,619, 5.53-5.60%, 11/03/97-
 02/02/98) (FHLB: $95,920, 5.71-6.315%,
 01/21/98-12/18/98) (FNMA: $41,996,
 5.85%, 10/01/97) (U.S. Treasury Note:
 $62,829, 9.55%, 11/10/97)..............   250,000    5.60   09/02/97    250,000
                                                                      ----------
 Total Joint Repurchase Agreement Account...........................  $1,441,300
                                                                      ==========

7.CERTAIN RECLASSIFICATIONS
  In accordance with Statement of Position 93-2, the Mortgage Securities Portfolio has reclassified $8,637, which represents a decrease to paid-in capital and an increase to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the portfolio and is designed to present the portfolio's capital accounts on a tax basis.

8.OTHER MATTERS
  Pursuant to an SEC exemptive order, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements with Goldman Sachs or certain of its affiliates, subject to certain limitations as follows:
25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions on an annual basis.

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.

Goldman
Sachs

TCUANN97

-----------------------------
            TRUST

      for Credit Unions
-----------------------------

TRUSTEES
Rudolf J. Hanley, Chairman
Robert M. Coen, Vice-Chairman
Gene R. Artemenko
James C. Barr
Edgar F. Callahan
John T. Collins
Thomas S. Condit
Betty G. Hobbs
John P. McNulty
John L. Ostby
Wendell A. Sebastian
OFFICERS
Wendell A. Sebastian
President
Charles W. Filson
Vice President
John W. Mosior
Vice President
James A. Fitzpatrick
Vice President
Scott M. Gilman
Treasurer
John M. Perlowski
Assistant Treasurer
Michael J. Richman
Secretary
Howard B. Surloff
Assistant Secretary
ADMINISTRATOR
Callahan Credit Union Financial Services Limited Partnership
INVESTMENT ADVISOR
Goldman Sachs Asset Management,
a separate operating division
of Goldman, Sachs & Co.
TRANSFER AGENT
Goldman, Sachs & Co.
DISTRIBUTORS
Callahan Financial Services, Inc.
Goldman, Sachs & Co.

                                   APPENDIX A

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

          The performance of various types of securities (taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

          Volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/All Taxable Index) over varying periods of time.

          Credit Ratings of domestic government bonds in various countries.

          Price volatility comparisons of types of securities over different periods of time.

          Price and yield comparisons of a particular security over different periods of time.

 In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                      B-51